                                                                   EXHIBIT 10.68


                              EXCHANGE AGREEMENT
                              ------------------


                                     Among


                                 PIONEER LLC,
                      a Nevada limited liability company

                                 as Transferor

                              PIONEER HOTEL INC.,
                             a Nevada corporation

                                   as Tenant

                              HAHF PIONEER, LLC,
                     a Delaware limited liability company,

                                 as Transferee

                                      and

                  HELLER AFFORDABLE HOUSING OF FLORIDA, INC.,
                             a Florida corporation


                               December 29, 2000

                           Pioneer Hotel and Casino
                               Laughlin, Nevada

                              EXCHANGE AGREEMENT


          THIS EXCHANGE AGREEMENT ("Agreement") is made and entered into as of December 29, 2000 among PIONEER LLC, a Nevada limited liability company ("Transferor"), PIONEER HOTEL INC., a Nevada corporation ("Tenant"), HAHF PIONEER, LLC, a Delaware limited liability company ("Transferee") and HELLER AFFORDABLE HOUSING OF FLORIDA, INC., a Florida corporation ("HAHF").

                                R E C I T A L S

          A. Transferor desires to transfer and convey to Transferee its fee simple interest and its leasehold interest under the Ground Lease (defined below) relating to that certain hotel and casino in Laughlin, Nevada, together with the intangible and personal property used in connection therewith pursuant to a transfer governed by Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

          B. Transferee is willing to acquire and/or ground lease the building, land and such other property identified in this Agreement.

          C. The parties intend that the transfer pursuant to this Agreement be a part of a common plan for the capitalization of HAHF, together with a contribution of property to HAHF by Heller Financial, Inc. in exchange for common and preferred stock of HAHF, pursuant to Section 351 of the Code.

          NOW, THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Transferor, Tenant, Transferee and HAHF agree as follows:

                                   ARTICLE I

                                   Transfer
                                   --------

          1.1  Transfer.  Transferor hereby agrees to transfer and convey to
               --------
Transferee, and Transferee hereby agrees to acquire from Transferor, subject to the terms and conditions set forth herein, the property described in Sections
                                                                     --------
1.1(a) through 1.1(d) below, constituting all of the property and rights in the
---------------------
enterprise known as the Pioneer Hotel and Casino in Laughlin, Nevada other than the regulated gaming equipment used in connection with the casino (the "Gaming Equipment") which Gaming Equipment is not included in the transfer contemplated by this Agreement and is being transferred by Tenant to PDS Gaming Corporation-Nevada and thereafter leased back to Tenant subject to the terms of a lease between such parties (the "Gaming Lease").

          (a)  Land.  The parcel(s) of real property more particularly described
               ----
in Exhibit A-1 (the "Owned Land"), which, subject to the terms and conditions
   -----------
hereof,
shall be conveyed to Transferee at the Closing (defined below) described below by a deed in the form of Exhibit B (the "Deed") and the parcel(s) of real
                         ----------
property more particularly described in Exhibit A-2 (the "Ground Leased Land";
                                        -----------
together with the Owned Land, the "Land"), which, subject to the terms and conditions hereof, shall be conveyed to Transferee at the Closing by an assignment in the form of Exhibit C (the "Assignment of Ground Lease");
                          ---------

          (b)  Improvements.  All improvements located on the Land, including,
               ------------
without limitation, the hotel, casino and all other buildings, structures, apparatus, fixtures, equipment and appliances owned by Transferor which are permanently affixed to the Land (all of which are collectively referred to as the "Improvements"); and

          (c)  Intangible Property.  All of the interest of Transferor in any
               -------------------
intangible personal property owned by Transferor now or on the Closing Date (defined below) which relates to and is reasonably required for the ownership of the Land or occupation of the Improvements and is transferable (as opposed to nontransferable intangible personal property such as gaming licenses and liquor licenses, which are specifically excluded), including, without limitation, Intellectual Property (as defined herein) building plans and specifications, certain licenses and entitlements (e.g., certificates of occupancy), soil reports, claims and causes of action related to the Land or Improvements, surveys, maps, any and all warranties, guarantees, utility contracts, permits, names, logos, designs, customer lists or similar assets, contract rights (including those applicable to Regulated Property), covenants not to compete, patents, patent rights, patent applications, copyrights, copyright registrations, trade secrets, rights of priority, know how, trademarks, service marks, trademark and service mark registrations and registered domain names, together with the right to secure reissuances and extensions thereof, goodwill and all licenses, agreements and royalty arrangements which are currently in effect granted by Transferor to any Person or by any Person to Transferor for the use of any Intangible Property related to Transferor's ownership and use of the Property and other rights owned by Transferor, relating to the ownership or occupation of all or any part of the Property ("Intangible Property"), all of which shall be transferred to Transferee at the Closing by an instrument in the form of Exhibit M (the "Assignment of Intangible Property); and
        ---------

          (d)  Personal Property.  All of Transferor's interest in and to all
               -----------------
tangible personal property upon the Land or used in connection with the Improvements, including, without limitation, appliances, fixtures, furniture, furnishings, tools, machines, apparatus, equipment, supplies, decorations, any owned or leased vehicles, inventory, computers and software and other items of personal property (the "Personal Property"), but specifically excluding (i) the Gaming Equipment and (ii) all personal property owned by hotel guests, all of which Personal Property shall be transferred to Transferee at the Closing by an instrument in the form of Exhibit N (the "Bill of Sale").
                          ---------

          1.2  Certain Definitions.
               -------------------

          (a) The Land, the Improvements, the Intangible Property and the Personal Property are collectively referred to herein as the "Property". The Land and the Improvements are collectively referred to herein as the "Real Property".

          (b) The "Ground Lease" means that certain Lease dated October 31, 1978 among Palmall Properties, Inc., The James & Sharon Schutz Trust and The Janice B. Illig Trust, as tenants-in-common (as successors-in-interest to Clara
J. Troutman, deceased, and W.J. Troutman AKA Wilmer J. Troutman, deceased), as lessor, and Tenant (as successor-in-interest to Colorado River Motel and Casino, Inc. and Colorado River Resort Hotel, Inc. and Margaret Elardi), as lessee, a memorandum of which was recorded in the Official Records of Clark County, Nevada on March 11, 1982 in Book 1533 as Document No. 1492994, together with all assignments and amendments to date.

          1.3  Leaseback.  Concurrently with consummation of the Closing,
               ---------
Transferee (as landlord) agrees to lease the Property to Tenant (as tenant), and Tenant agrees to lease the Property from Transferee, pursuant to a lease in the form and substance of Exhibit D (the "Net Lease").
                      ---------

          1.4  Guaranty of Lease; Cash Collateral Account; Lone Mountain.
               ---------------------------------------------------------
Concurrently with the consummation of the Closing, Transferor will cause (a) Santa Fe Gaming Corporation ("SFGC"), Santa Fe Hotel Inc. ("SFHI") and Tenant (individually and collectively "Guarantor") to unconditionally and jointly and severally guarantee to Transferee, among other things, the performance by Tenant, as tenant, of all of its obligations under the Net Lease (except that Tenant shall not guarantee its own obligations), pursuant to a guaranty in the form and substance of Exhibit E (the "Guaranty"), (b) SFHI to deliver to the
                      ---------
Title Company (to be held in escrow until each Account defined below is established) an amount equal to $15,000,000 (the "Escrow Holdback Amount") and, within 30 days following Closing, to establish two cash collateral accounts with a banking institution located in the State of California (each, an "Account") and pledge each such Account to Transferee to secure the performance by Tenant, as tenant, of all of its obligations under the Net Lease, pursuant to control and pledge agreements in the form and substance of Exhibit F (collectively, the
                                                   ---------
"Cash Collateral Agreement"), and (c) SFHI to execute and deliver to Transferee for recording a deed of trust (the "LM Deed of Trust") encumbering that certain parcel of land in Clark County, Nevada legally described on Exhibit A-3 (the
                                                            -----------
"Lone Mountain Property") to partially secure Guarantors' obligations under the Guaranty.

                                  ARTICLE II

                     Exchange Price/Exchange Consideration
                     -------------------------------------

          2.1  Exchange Price/Exchange Consideration.  The exchange price for
               -------------------------------------
the Property (the "Exchange Price") shall be $33,500,000. The Exchange Price shall be allocated and payable as follows: (a) the assumption by Transferee of $32,500,000 (the "Assumed Indebtedness") of the total $34,400,000 indebtedness (the "Intercompany Indebtedness") payable to SFHI ("Intercompany Lender"), which Intercompany Indebtedness shall, after such assumption, equal $1,900,000 (the "Remaining Intercompany Indebtedness"), and which Assumed Indebtedness shall be subsequently repaid by Transferee; and (b) the assignment by Transferee to Transferor of 1,000 shares of Series A, non-voting, non-convertible cumulative preferred stock of HAHF with a $1,000 par and liquidation preference value (the "Preferred Stock"). The Preferred Stock shall have the rights, privileges, preferences, qualifications and limitations set forth in HAHF's Articles of Incorporation, a copy of which is attached as Exhibit L. Upon Transferee's
                                              ---------
acquisition of the Property at the Closing, Transferee shall assume and repay the Assumed Indebtedness, and shall assign and deliver the Preferred Stock to Transferor. Transferor, Tenant and Transferee acknowledge that the transfer of the Property will be treated as a transfer governed by Section 351 of the Code, and will so report the transfer for income tax purposes.

                                  ARTICLE III

                   Title To Real Property and Due Diligence
                   ----------------------------------------

          3.1  Title.
               -----

          (a) Transferor shall deliver to Transferee a commitment from Stewart Title Insurance Company (the "Title Company") to issue a 1999 ALTA Owner's (and Leasehold, as applicable) Policy of Title Insurance with respect to the Property in the full amount of the Exchange Price (as allocated by Transferee between the Owned Land and the Ground Leased Land) (the "Title Commitment"), accompanied by legible copies of all exceptions to title contained therein.

          (b) Prior to Closing, Transferor shall deliver to Transferee an "as-built" survey (the "Survey") of the Property prepared by a licensed surveyor or civil engineer reasonably acceptable to Transferee. The Survey shall be acceptable in form to Transferee and shall conform to the "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys" for urban properties jointly adopted in 1999 including items 1-4, 6-11 and 13-16 of Table A thereof. The Survey shall be certified to Transferee, the Title Company and such other persons as Transferee may reasonably require in the form set forth in Exhibit G.
                                                                      ---------

          (c) At its expense, Transferor shall remove as liens on the Real Property at or prior to the Closing: (i) all delinquent taxes, bonds and assessments together with interest and penalties thereon; (ii) all other monetary liens, including, without limitation, (A) the Intercompany Indebtedness and (B) all monetary liens shown on the Title Commitment (including judgment and mechanics liens, whether or not liquidated, and mortgages and deeds of trust, with Transferor being fully responsible for any fees or penalties incurred in connection therewith); and (iii) any matter which would constitute a breach by Transferor of its representations in Article VII. If Transferor fails to remove
                                     -----------
the foregoing items at or prior to the time required above, Transferee may elect to close the acquisition of the Property, cure or remove the non-approved matters which have not been removed and, if they are matters required to be removed by Transferor, credit the reasonable costs of such cure or removal against the Exchange Price payable by Transferee.

          (d) On or before the day which is three (3) business days from the date Transferor delivers to Transferee both the Title Commitment and the Survey,
(i) Transferee shall deliver notice to Transferor with a list of anything disapproved by Transferee on the Survey and a list of any exceptions to title shown on the Title Commitment required to be removed by Transferor, other than easements and minor exceptions which do not materially interfere with the operation of the Property and excluding any exceptions covered under paragraph
(c) above. Transferor shall convey title to the Property to Transferee at the Closing subject to no exceptions other than the following ("Permitted Exceptions"): (i) those exceptions or matters set forth in the Title Commitment and Survey not disapproved by Transferee in the manner provided above or (ii) the documents called for by this Agreement to be recorded at the Closing. If Transferee disapproves of any matters in the Title Commitment (or the exceptions thereto) or Survey in writing within such time period, Transferor shall exercise its reasonable, good faith efforts to remedy to Transferee's satisfaction any matter so disapproved by Transferee as promptly as possible; provided, however,
                                                             --------  -------
in no event shall Transferor be required to spend in excess of $50,000 to remedy such matter except for monetary liens or judgments. Transferee shall take title to the Property at the Closing if Transferor shall cure, on or before the Closing, any such title or Survey defects identified by Transferee in writing. If Transferor shall, despite the exercise of its reasonable, good faith efforts, not cure, on or before the Closing, any such title or Survey defects, this Agreement may be terminated upon written notice from Transferee.

          (e) On or before the Closing Date, Transferor shall cause the Title Company to deliver to Transferee a binding commitment, in form acceptable to Transferee, to issue at the Closing a 1999 ALTA Owner's (or Leasehold, as applicable) Policy of Title Insurance with liability in the amount of $32,500,000, insuring Transferee's interest in the Real Property and all easements benefiting the Real Property, subject to the Permitted Exceptions, together with endorsements reasonably requested by Transferee, including, without limitation, survey, access and contiguity.

          (f) On or before the Closing Date, Transferor shall cause the Title Company to deliver to Transferee a binding commitment, in form acceptable to Transferee, to issue at Closing a 1999 ALTA Lender's Policy of Title Insurance with liability in the amount of $5,000,000, insuring Transferee's security interest in the Lone Mountain Property, subject to no monetary liens or any other exceptions not reasonably approved by Transferee prior to Closing (the "Lone Mountain Title Policy").

          (g) On or before the Closing Date, Transferor shall cause the Title Company to deliver to Tenant and Transferee, as applicable, a binding commitment, in form acceptable to Tenant and Transferee, to issue at Closing a 1999 ALTA Leasehold Policy of Title Insurance with liability in an agreed amount, insuring such parties' respective leasehold interests in the property leased pursuant to the Net Lease.

          3.2  Due Diligence Items.  Prior to the Closing, Transferor or Tenant
               -------------------
shall deliver to Transferee each of the following items (the "Due Diligence Materials"):

               (i) a true and correct copy of the Ground Lease and any and all existing leases, licenses or other occupancy agreements affecting the Real Property (collectively, "Third Party Leases"), as set forth in Exhibit H; any
                                                               ---------
agreements affecting the Loan Mountain Property;

               (ii) a list of service contracts, hotel management contracts, casino management contracts, franchise agreements, reservations contracts, warranties, permits, soil reports and other contracts or documents of any nature relating to the Property or any portion thereof, as disclosed on Exhibit I (the
                                                                 ---------
"Service Contracts");

               (iii) the certificates of occupancy for the Property and, to the extent they are in Transferor's or Tenant's possession or control, all other governmental permits, licenses, entitlements and approvals with respect to the Property obtained or held by Transferor or Tenant and relating to the construction, ownership or occupancy of the Property or any portion thereof, including, without limitation, all building permits, gaming licenses, liquor licenses, restaurant permits, pool permits, health code permits and other similar items;

               (iv) to the extent they are in Transferor's or Tenant's possession, the plans and specifications for the Improvements (the "Plans and Specifications"); and

               (v) Tenant's unaudited and SFGC's audited financial statements for the fiscal year ended September 30, 1999, and unaudited financial statements for the fiscal quarter ended September 30, 2000.

                                  ARTICLE IV

                                   Reserved
                                   --------

                                   ARTICLE V

                             Conditions to Closing
                             ---------------------

          A.  Transferee's Conditions to Closing. The obligations of Transferee
              ----------------------------------
to acquire the Property and lease the same to Tenant are subject to satisfaction of the following conditions on or before the Closing Date:

          5.1  Title.  The Title Company issuing the binding commitment called
               -----
for by Sections 3.1(e), (f) and (g).
       ----------------------------

          5.2  Environmental. Transferee's review and approval of a Phase I
               -------------
environmental report confirming to Transferee's satisfaction that the Property is not affected by hazardous substances or hazardous wastes at levels requiring reporting or remediation under applicable Laws (as hereinafter defined), other than those used by Transferor or Tenant in the ordinary course of business and in compliance with all applicable state, federal and local laws and regulations.

          5.3  Legal Compliance.  Transferor's demonstration to Transferee that
               ----------------
the Property and the transfer thereof to Transferee is in substantial compliance with all laws, statutes, requirements, ordinances and regulations (including, without limitation, those relating to zoning, land use, building codes, gaming, the environment, health and safety) relating to the Property (collectively, "Laws"), including compliance with the Americans with Disabilities Act, 42 U.S.C. (S)12,101 et seq. ("ADA").
                 -- ----

          5.4  Financial Condition.  Transferee shall have received and found
               -------------------
satisfactory the audited financial statements delivered pursuant to Section
                                                                    -------
3.2(v) and there shall have no subsequent material adverse change in the
------
financial condition of Tenant or Guarantor or both.

          5.5  Representations and Warranties.  All of Transferor's and Tenant's
               ------------------------------
representations and warranties contained herein, or made in writing by Transferor pursuant to this Agreement, shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date.

          5.6  Non-Foreign Status of Transferor.  Transferor's execution and
               --------------------------------
delivery to Transferee, at the Closing Date, of Transferor's certificate in the form attached hereto as Exhibit K (the "Non-Foreign Certificate").
                        ---------

          5.7  Transferor's Opinion of Counsel.  Transferor obtaining and
               -------------------------------
delivering to Transferee at the Closing a legal opinion from counsel for Transferor and Guarantor, acceptable to Transferee ("Transferor's Counsel Opinion") stating that (i) Transferor, Tenant and Guarantor are each duly formed, validly existing, and in good standing under the laws of the respective states of their formation; (ii) the persons executing this Agreement, the Net Lease, the Guaranty, the Cash Collateral Agreement, the Deed, the Assignment of Ground Lease, the LM Deed of Trust and any of the other documents executed and delivered on behalf of Transferor, Tenant and/or Guarantor (collectively, "Transferor's Closing Documents") are duly appointed and authorized by Transferor, Tenant and Guarantor, respectively, to execute such documents, (iii) Transferor's Closing Documents have been duly authorized, executed and delivered by Transferor, Tenant and Guarantor and constitute legal, valid and binding obligations of Transferor, Tenant and Guarantor, respectively, enforceable against Transferor, Tenant and Guarantor, respectively, in accordance with their terms subject to exceptions relating to bankruptcy, insolvency and the application of equitable principles, (iv) Transferor, Tenant and Guarantor each have full power and authority to execute, deliver and perform their respective obligations under Transferor's Closing Documents and to carry on their respective businesses as presently conducted, (v) to the current, actual knowledge of Transferor's counsel, the execution, delivery and performance of Transferor's Closing Documents will not conflict with or result in a breach or violation of any term or provision of, or constitute a default under (A) the organizational documents of Transferor, Tenant or Guarantor, (B) any mortgage, deed of trust, lease, license or other agreement or instrument to which Transferor, Tenant or Guarantor is a party or by which Transferor, Tenant or Guarantor is bound, (C) any statute, order, rule or regulation of any governmental body or agency or instrumentality thereof, or (D) any order, writ, injunction or decree of any court or any arbitrator having jurisdiction over Transferor, Tenant, Guarantor, the Property or the Lone Mountain Property, (vi) Transferee has a perfected security interest in each Account (which opinion in this clause (vi) may be rendered by Transferor's special tax counsel, Gibson Dunn & Crutcher LLP at the time each Account is established), (vii) Transferee has received all consents, approvals and authorizations necessary to perform its obligations under this Agreement, and (viii) such other matters as Transferee may reasonably require.

          5.8  Cash Collateral.  SFHI's delivery of the Escrow Holdback Amount.
               ---------------

          5.9  Approval of Appraisal.  Transferee's review and approval of an
               ---------------------
MAI appraisal for the Property which qualifies with applicable FIRREA regulations, prepared by an appraiser acceptable to Transferee. Transferee agrees that (a) Transferee shall not influence the appraiser in any way during the appraiser's review of the Property and (b) if such appraisal indicates a fair market value of the Property of $35,000,000 or higher, this condition shall be deemed satisfied. Transferor and Tenant agree that neither shall influence the appraiser in any way during the appraiser's review of the Property.

          5.10 Deliveries by Transferor.  Transferor's, Tenant's or Guarantor's
               ------------------------
due and timely execution and delivery of Transferor's Closing Documents and all of the other documents and items specified in Sections 6.2 and 6.3.
                                              --------------------

          5.11 UCC Financing Statements.  Transferor delivering or causing to be
               ------------------------
delivered to Transferee the results of a "debtor" search of the index of real estate records of the county in which the Property and the Lone Mountain Property is located and with the secretary of state's office for Transferor, the owner of the Lone Mountain Property and Tenant, together with evidence satisfactory to Transferee that each such financing statement evidencing a security interest in any component of the Property or the Lone Mountain Property (excluding any interest relating to the purchase option relating to the Lone Mountain Property) will be terminated as of the Closing Date.

          5.12 Committee Approval. Transferee's internal credit committee shall
               ------------------
have approved the transactions contemplated hereunder in their sole discretion, which approval shall be granted or withheld on or before December 28, 1999.

          5.13 Ground Lessor Estoppel.  Receipt of a consent and estoppel (the
               ----------------------
"Ground Lessor Estoppel") from each of the ground lessors under the Ground Lease in substantially the form of Exhibit T hereto.
                             ---------

          5.14 Union Contracts. Confirmation that all notification requirements
               ---------------
under any collective bargaining agreements or any other employee related contracts have been complied with, that neither Transferor nor Tenant is in default of any of its obligations under those agreements, and that true and complete copies of those agreements have been delivered to Transferee and are listed on Exhibit I. All such employment agreements and collective bargaining
          ---------
agreements are in full force and effect and, except as disclosed on Exhibit U,
                                                                    ---------
there are no pending claims, grievances, arbitrations or any pending litigation whatsoever arising out of or relating to such collective bargaining agreements or employment agreements.

          The foregoing conditions contained in this Section V.A are intended
                                                     -----------
solely for the benefit of Transferee. If any of the foregoing conditions are not satisfied in a timely manner, upon notice specifying any non-satisfaction and the expiration of three (3) business days without the same having been satisfied, this Agreement shall terminate and thereafter the parties shall have no further obligation to one another except that the indemnities provided for in
Section 9.2 shall survive (the "Surviving Obligations"); provided, however, that
-----------                                              --------  -------
Transferee shall have the right, in its sole discretion, to waive in writing any condition not so satisfied, in which case this Agreement shall not be terminated.

          B.   Transferor's Conditions to Closing.  Transferor's obligation to
               ----------------------------------
transfer the Property and Tenant's obligation to lease the same back from Transferee is conditioned upon satisfaction of the following conditions on or before the Closing Date: Transferee's due and timely execution and delivery of all documents and items to be executed and/or delivered by Transferee pursuant to this Agreement including, without limitation, (a) the Exchange Price, including the issuance of the Preferred Stock, (b) the Net Lease, and (c) all of the other documents and items specified in Sections 6.2 and 6.4 (the Net Lease and such other documents executed and
   --------------------
delivered on behalf of Transferee, "Transferee's Closing Documents"). The delivery of the binding commitment called for by Section 3.1(g) shall also be a
                                                 --------------
condition precedent to Transferor's obligations under this Agreement; provided,
                                                                      ---------
however, that Transferor's failure to pay the premium associated therewith shall
--------
not constitute the failure of this condition.

          The foregoing conditions contained in this Section V.B are intended
                                                     -----------
solely for the benefit of Transferor. If any of the foregoing conditions are not satisfied in a timely manner upon notice specifying any non-satisfaction and the expiration of three (3) business days without the same having been satisfied, this Agreement shall terminate and thereafter the parties shall have no further obligation to one another except for the Surviving Obligations; provided, however, that Transferor shall have the right, in its sole discretion,
--------  -------
to waive any condition not so satisfied, in which case this Agreement shall not be terminated.

                                  ARTICLE VI

                             Closing and Recording
                             ---------------------

          6.1  Closing and Closing Date.  Subject to the provisions of Section
               ------------------------                                -------
V.A, the parties shall consummate the transfer and leaseback of the Property as
---
contemplated herein at a closing (the "Closing") to be held on December 29, 2000 (the "Closing Date"), either (i) at the offices of Paul, Hastings, Janofsky & Walker, LLP, 75 East 55th Street, New York, New York 10022 or (ii) by means of an escrow closing.

          (a) The Closing shall be deemed to have occurred when all conditions to such Closing have been satisfied (or waived in writing by the party in whose favor the condition was established).

          (b) At the Closing, the parties shall deliver to one another the documents and other instruments required hereunder to be delivered at such Closing, although no delivery shall be deemed complete until all of such documents and other instruments have been delivered and the other conditions to such Closing have been satisfied (or waived as provided above).

          (c)  The procedure for satisfying the condition in Sections 3.1(e) and
                                                             -------------------
(f) ("Title Condition") shall be as follows:  when all conditions to the Closing
---
have been satisfied other than the Title Condition and the delivery of the Exchange Price, Transferor shall cause the Title Company to deliver to Transferee, irrevocably, the binding commitment required by the Title Condition, together with a written commitment by the Title Company to: (i) promptly record the documents required to be recorded in order for the title insurance policies called for by the Title Condition to be issued; and

(ii) deliver said title insurance policies to Transferee within thirty (30) days following the Closing Date. The form of Transferee's and Transferor's recording instructions to the Title Company and the Title Company's written commitment to comply with such instructions and the terms of this Agreement are contained in Exhibit O.
---------

          (d) When the Title Condition pertaining to the Closing has been satisfied, Transferee shall arrange for delivery (i) to Intercompany Lender, in repayment of the Assumed Indebtedness, of that portion of the Exchange Price necessary to repay the Assumed Indebtedness by wire transfer of immediately available funds in accordance with wiring instructions of Intercompany Lender, and (ii) to Transferor, the Preferred Stock. Following telephonic confirmation of such wire transfer, the other documents and instruments shall be deemed delivered and the Closing shall be deemed consummated.

          6.2  Early Deposit of Documents.  On or before the Closing Date,
               --------------------------
Transferor, Tenant, Guarantor and/or Transferee, as the case may be, shall deliver the following executed and acknowledged documents to the Title Company:

          (a) The (i) Deed for the Property to be sold at the Closing and (ii) the Assignment of Ground Lease for the Property to be ground leased to Transferee at the Closing, in each case executed by Transferor in recordable form;

          (b) The Memorandum of Lease for the Property to be leased back at the Closing, in the form of Exhibit Q, duly executed and acknowledged by Transferee
                        ---------
and Tenant in recordable form;

          (c) The LM Deed of Trust duly executed by the Guarantor which owns the Lone Mountain Property in recordable form; and

          (d) Such additional documents as are required by the Title Company to be able to satisfy the Title Condition.

          6.3  Deliveries by Transferor.  On or prior to the Closing Date,
               ------------------------
Transferor shall deliver, or cause to be delivered, to Transferee Transferor's Closing Documents (other than the Deed, the Assignment of Ground Lease, the LM Deed of Trust and the Memorandum of Lease (the "Recorded Documents") which shall be delivered to the Title Company) as more fully described in Exhibit R.
                                                              ---------

          6.4  Deliveries by Transferee.  On or prior to the Closing Date,
               ------------------------
Transferee shall deliver to Transferor Transferee's Closing Documents as more fully described in Exhibit S.
                   ---------

          6.5  Other Instruments.  Transferor and Transferee shall each deposit
               -----------------
such other instruments as are reasonably required by the Title Company or otherwise required to consummate the exchange and leaseback of the Property and the recording of the LM Deed of Trust in accordance with the terms of this Agreement.

          6.6  Prorations.  No Prorations shall be required to be made in
               ----------
connection with the Closing since Tenant, as owner, shall be responsible for all costs incurred in connection with the Property up to the Closing Date and Tenant, as tenant under the Net Lease, shall be responsible for all costs incurred in connection with the Property after the Closing Date.

          6.7  Costs and Expenses.  Transferor shall pay all of Transferee's
               ------------------
legal fees and costs, the cost of the appraisal, all expenses incurred by Transferee in its review of the Property, and all other costs and expenses incurred or payable in connection with this transaction, including without limitation, the premium for the policies of title insurance called for herein and all endorsements thereto, all recording and filing fees charged by the Title Company to record and/or file any documents required to be recorded and/or filed pursuant to this Agreement, all fees and costs payable to obtain the Survey and the certificates therefor required herein, all legal fees and costs incurred by Transferor, the cost of any documentary or other transfer taxes applicable with respect to the exchange of the Real Property, the assignment of the Ground Lease or the recording of the LM Deed of Trust, and all sales tax, if any, applicable with respect to the exchange of the Personal Property and Intangible Property.

          6.8  Settlement Statement.  On or prior to the Closing Date,
               --------------------
Transferee and Transferor shall prepare, execute and deliver a final settlement statement showing the categories and amounts of the closing costs and all adjustments to the Exchange Price called for herein.

                                  ARTICLE VII

              Representations and Warranties of Transferor/Tenant
              ---------------------------------------------------

          As an inducement to Transferee to enter into this Agreement and to consummate the exchange and leaseback transaction contemplated hereby, each of Transferor and Tenant, jointly and severally, hereby represents and warrants to and agrees with Transferee, both as of the date hereof and again as of the Closing Date, that:

          7.1  Condition of Property.  To the knowledge (which term shall, as
               ---------------------
used in this Agreement, mean the actual, current the knowledge of Transferor, Tenant, Guarantor and their respective officers, directors, members, partners and executive level employees) of Transferor and Tenant, except as disclosed in the environmental and any engineering reports heretofore delivered by Transferor to Transferee, there are no material physical or mechanical defects in any of the Improvements, including, without limitation, the plumbing, heating, air conditioning, ventilating, life safety and electrical systems, and all such items are in good operating condition and repair and in substantial compliance with all Laws (including the ADA).

          7.2  Use and Operation.  To the knowledge of Transferor and Tenant,
               -----------------
except as disclosed in the environmental and any engineering reports heretofore delivered by Transferor to Transferee, the use and operation of the Property and its facilities, fixtures, installations and equipment, comply substantially with applicable Laws.

          7.3  Utilities.  All water, sewer, electric, telephone and drainage
               ---------
facilities and all other utilities required for the normal use and operation of the Property are installed to the property lines of the Land, are all connected and operating pursuant to valid permits, are adequate to service the Property and to permit full compliance with all requirements of Law and the contemplated usage of the Property by the present tenants or occupants thereof and their licensees, invitees and customers, and are connected to the Property by means of one or more public or private easements extending from the Property to one or more public streets, public rights-of-way or utility facilities.

          7.4  Use Permits and Other Approvals.  Transferor or Tenant has
               -------------------------------
obtained all licenses, permits, approvals, easements and rights of way required from all governmental authorities having jurisdiction over the Property or from private parties for the intended normal use and operation of the Property and to ensure free and unimpeded vehicular and pedestrian ingress to and egress from the Property as required to permit the present usage of the Property by the occupants and tenants thereof, their invitees, licensees and customers. No violations have been recorded in respect of any such licenses, permits or approvals and no proceeding is pending or, to the knowledge of Transferor or Tenant, threatened to revoke or limit any of such licenses, permits, approvals, easements or rights of way. Transferor or Tenant, as applicable, is in compliance with the terms of all such licenses, permits and approvals applicable to it.

          7.5  Authority of Transferor.  (i) Transferor and Tenant are duly
               -----------------------
formed, validly existing and in good standing under the laws of the State of Nevada; (ii) the persons executing Transferor's Closing Documents are duly appointed and authorized by Transferor, Tenant or Guarantor, as applicable, to execute such documents, (iii) Transferor's Closing Documents will, when delivered, have been duly authorized, executed and delivered by Transferor, Tenant or Guarantor, as applicable, and will constitute legal, valid and binding obligations of Transferor, Tenant or Guarantor, as applicable, enforceable against such party in accordance with their terms, (iv) Transferor, Tenant or Guarantor each has full power and authority to execute, deliver and perform its obligations under Transferor's Closing Documents and to carry on its business as presently conducted, (v) Transferor, Tenant or Guarantor has obtained all necessary permits, licenses, entitlements and/or approvals and has made all required filings with, and notifications to, all third parties and governmental or regulatory authorities required to comply with the provisions of Transferor's Closing Documents, including all necessary corporate action, (vi) to the knowledge of Transferor or Tenant, Transferee is not required to obtain any permits, licenses, entitlements and/or approvals in order to own the Property for the purpose of leasing the Property to Tenant or complying with the provisions of Transferor's Closing Documents, and (vii) the execution, delivery and performance of Transferor's Closing Documents do not violate any provisions or result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) of any agreement or document to which any party thereto is a party or by which any party thereto is bound, or of any order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over any party thereto.

          7.6  Zoning and Environmental.
               ------------------------

          (a) Neither Transferor nor Tenant has obtained conditional use or similar permits and zoning or other variances from applicable zoning, building and land use and/or regulations in connection with the development or operation of the Property other than that certain parking variance from the Clark County Department of Comprehensive Planning issued August 26, 2000 (Reference VC-1101-94 (ET-0247-00)). Neither Transferor nor Tenant has received notice of any investigations or intent to investigate zoning or environmental violations. There are no condemnation, environmental, zoning or other land use regulations or proceedings, either instituted or, to Transferor's or Tenant's current, actual knowledge, planned or threatened, which might detrimentally affect the use or enjoyment of the Property by Transferee in any material respect.

          (b) During the period of Transferor's or Tenant's ownership, lease or occupancy of the Property, other than those disclosed by that certain Phase I Environmental Site Assessment by Western Technologies, Inc. dated February 16, 2000, Project No. 4180JL038 (the "Environmental Report"), to the knowledge of Transferor and Tenant, there have been no Environmental Conditions with respect to the Property. Neither Transferor nor Tenant has any knowledge of any Environmental Condition with respect to the Property which may have occurred prior to its ownership, lease or occupancy of the Property. As used herein, "Environmental Condition" shall mean the presence, disposal, release or threatened release of hazardous substances or hazardous wastes on, from or under the Property. The terms "disposal", "release", "threatened release", "hazardous substances" and "hazardous wastes" shall have the definitions assigned to those terms by the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended to date. Except as disclosed on Exhibit J, to
                                                                   ---------
the knowledge of Transferor and Tenant, there were no toxic or hazardous materials used in the development or construction of the Improvements.

          (c) With respect to the Property, to the knowledge of Transferor and Tenant, each of Transferor and Tenant is in compliance with the provisions of all applicable federal, state and local requirements pertaining to or governing the use, disposal, release or presence of hazardous substances or hazardous wastes pertaining to or governing the use, disposal, release or presence of hazardous substances or hazardous wastes ("Environmental Laws").

          (d) Transferor and Tenant shall protect, indemnify and hold harmless Transferee, HAHF and their respective directors, officers, partners, any partners of partners and employees from and against any and all claim, loss, damage, cost, expense, liability, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind (including, without limitation, actual and customary attorneys' and paralegals' fees and costs) directly or indirectly arising out of or attributable to, in whole or in part, any Environmental Condition or the violation or alleged violation of any Environmental Laws regardless of whether or not, at the time of such activity, Transferor or Tenant owned, leased or otherwise occupied the Property. The foregoing indemnity shall be independent of, and in addition to, any indemnity given by Tenant under the Net Lease.

          7.7  Employees.  Neither Tenant nor Transferor has any outstanding
               ---------
employee liabilities and Transferee shall not be subject to nor assume any such liabilities pursuant to this Agreement or any of Transferor's Closing Documents. Neither Tenant nor Transferor has entered into any collective bargaining agreements with any union relating to any of its respective employees other than as disclosed on Exhibit I. Any multiemployer plan (as defined in Section
                ---------
4001(a)(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA")) to which Transferor or Tenant is a party or subject is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and other applicable laws. There are no unfunded liabilities with respect to any such multiemployer plans.

          7.8  Asbestos.  Except as previously disclosed in writing by
               --------
Transferor or Tenant or by the Environmental Report, to the knowledge of Transferor, there is no asbestos in any of the Improvements or personal property used in connection with the Property.

          7.9  Leases.  There are no leases, tenancies or license, franchise,
               ------
occupancy, concession or other agreements pertaining to possession or ownership of any Parcel or any portion thereof, other than those set forth in Exhibit H.
                                                                    ---------
There are no "FF&E" leases with respect to the Property.

          7.10 Material Contracts.
               ------------------

          (a)  Other than as listed in Exhibit J, neither Tenant nor Transferor
                                       ---------
has any obligation under the terms of any contract or other instrument relating to the maintenance or operation of the Property and there will be, as of the Closing Date, no such obligation.

          (b)  Other than as listed in Exhibit I (all such items so listed, the
                                       ---------
"Contracts"), neither Tenant nor Transferor is a party to or bound by, or derives any benefit from, any contract, agreement, indenture or other instrument or commitment, whether written or oral, relating to the Property which is: (i) a material contract not made in the ordinary course of business; (ii) a covenant not to compete or confidentiality or non-disclosure agreement; (iii) a contract for the sale of any assets of Tenant or Transferor or the grant of any preferential rights to purchase any assets of Tenant or Transferor or requiring the consent of any party to the transfer thereof; (iv) any loan agreement, indenture, promissory note or conditional sales agreement or any pledge, security agreement, deed of trust, financing statement or other document granting any Lien on any asset, right or property of Tenant or Transferor other than the Intercompany Indebtedness; (v) any revocable or irrevocable power of attorney in favor of any third party for any reason; (vi) a franchise agreement, license agreement, facilities agreement or other agreement or arrangement with a hotel operating company, hotel supply company, franchisor, reservations service or similar hospitality company; or (vii) any other agreement which is not terminable upon not more than ninety (90) days' notice without cost or other liability at any time after the Closing or which requires payments thereunder by Tenant or Transferor of One Hundred Thousand Dollars ($10,000) or more. Tenant and Transferor, as the case may be, each have performed in all material respects all of the obligations required to be performed by it under the Contracts to which it is a party to the date hereof. The Contracts are enforceable against Tenant or Transferor, as applicable, and to Tenant's and Transferor's knowledge, enforceable against the other parties thereto, in accordance with the terms thereof. Neither Tenant nor Transferor, nor, to Tenant's and Transferor's knowledge, the other parties to the Contracts, are in default or alleged to be in default in any respect under any of the Contracts and there exists no event, condition or occurrence which, after notice and/or lapse of time would constitute such a default by Tenant or Transferor or any of the other parties thereto of any of the foregoing. The listing of the Contracts in Exhibit I is
                                                                 ---------
true, correct and complete and Tenant and Transferor have provided the Company with true, correct and complete copies of all of the Contracts.

          7.11 Litigation.  Other than as listed in Exhibit U, there is no
               ----------                           ---------
litigation pending or, after due and diligent inquiry, to the best of Transferor's and Tenant's knowledge, threatened, against Transferor or Tenant or Guarantor, that arises out of the ownership or operation of the Property (or the Lone Mountain Property) including, without limitation, unfair labor practice charges, discrimination, harassment claims, wage and hour claims or worker compensation claims; and (i) might materially and detrimentally affect the use and operation of the Property (or the Lone Mountain Property) for its current usage or the value of the Property (or the Lone Mountain Property), or (ii) might materially and adversely affect the ability of Transferor, Tenant or any Guarantor to perform obligations under any of Transferor's Closing Documents, or
(iii) might constitute or result in a lien on the Property (or the Lone Mountain Property) or any portion thereof.

          7.12 Other Contracts to Convey Property.  Neither Tenant nor
               ----------------------------------
Transferor has committed or obligated itself in any manner whatsoever to transfer or lease the Property (or the Lone Mountain Property), or any portion thereof, to any party other than Transferee. Neither Tenant nor Transferor has hypothecated or assigned any rents or income from the Property, except for hypothecations or assignments on behalf of lenders with respect to loans to Transferor or Tenant which will be terminated or as to which releases of such lenders' liens will be obtained at the Closing. No person or entity has any right to acquire or to lease the Property (or the Lone Mountain Property) or any part thereof, or to obtain any interest therein. There are no outstanding rights of first refusal, rights of reverter or options relating to the Property (or the Lone Mountain Property, with the exception of the purchase option set forth in the Lone Mountain Title Policy) or any interest therein. No person or entity holding a security interest in the Property (or the Lone Mountain Property) or any part thereof has the right to consent or deny consent to the exchange or lease of the Property (or the encumbrance of the Lone Mountain Property) as contemplated herein.

          7.13 Conflicts.  The terms of this Agreement do not conflict with or
               ---------
result in a breach or violation of any term or provision of, or constitute a default under (i) the organizational documents of Transferor, Tenant or Guarantor or (ii) any mortgage, deed of trust, lease, license or other agreement or instrument to which any such party is a party or by which such party or any of its assets, properties or rights is bound.

          7.14 Full Disclosure.  To the knowledge of Transferor and Tenant,
               ---------------
neither this Agreement nor any exhibit hereto nor any letter, certificate or other document furnished by Transferor, Guarantor or Tenant to Transferee pursuant hereto contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in this Agreement and the exhibits, in the light of the circumstances under which they were made, not misleading. Subject to the limitations set forth below, each of Tenant and Transferor hereby agrees to indemnify, defend, protect and hold Transferee harmless from and against any and all loss, cost, liability, damage, claim and expense including, without limitation, reasonable attorneys' and paralegals' fees and expenses incurred by Transferee in connection with or arising from any breach by Transferor or Tenant of any of the representations and warranties made by Transferor or Tenant in this Agreement.

          7.15 Intellectual Property.  (a)  Exhibit P attached hereto sets forth
               ---------------------        ---------
a true, correct and complete list of (i) all patents, patent rights, patent applications, copyrights, copyright registrations, trade secrets, rights of priority, know how, trademarks, service marks, trademark and service mark registrations and registered domain names, together with the right to secure reissuances and extensions of any of the foregoing (collectively, "Intellectual Property") owned by Tenant and Transferor, and (ii) all licenses, agreements and royalty arrangements which are currently in effect granted by Tenant or Transferor to any Person or by any Person to Tenant or Transferor for the use of any Intellectual Property related to Tenant's or Transferor's ownership and use of the Property. All of the Intellectual Property listed on Exhibit P as being
                                                             ---------
owned by Tenant or Transferor is owned solely and exclusively by Tenant or Transferor free and clear of all Liens. All copyright, trademark, service mark and domain name registrations set forth on Exhibit P attached hereto are in full
                                           ---------
force and effect. (b) To the knowledge of Tenant or Transferor, no Person is infringing on any Intellectual Property owned by Tenant or Transferor. No claims have been asserted or are pending or threatened by any third party against Investor alleging that the use by Tenant or Transferor of any Intellectual Property infringes or conflicts with the rights of any third party.

          7.16 Intercompany Debt.  Except for the Intercompany Indebtedness,
               -----------------
which shall be satisfied to the extent of the Assumed Indebtedness (and the Remaining

Intercompany Indebtedness, which shall continue as an unsecured obligation of Tenant), there is no other indebtedness owed or owing by Tenant or Transferor to any Guarantor or any other person other than the Remaining Intercompany Indebtedness and other than trade payables of Tenant incurred in the ordinary course of operating the Property (including payments to Tenant under the Management Agreement (as defined in the Net Lease)), none of which is more than sixty (60) days overdue.

          7.17 Investment Representations.
               --------------------------

          (a) Transferor is acquiring the Preferred Stock for its own account, for investment and not with a view to the distribution thereof, nor with any present intention of distributing the same.

          (b) Transferor understands that the Preferred Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of its issuance in a transaction exempt from the registration requirements of the Securities Act, and that the Preferred Stock must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

          (c) Transferor has had a reasonable time prior to the date hereof to ask questions and receive answers concerning the terms of the offering of the Preferred Stock pursuant to this Agreement, to discuss the terms under which investment in HAHF is made, and to obtain any additional information which HAHF possesses or could acquire without unreasonable effort or expense. Transferor has such knowledge and experience in business and financial matters and with respect to investments in securities of privately held companies as to enable Transferor to understand and evaluate the risks of such investment and form an investment decision with respect thereto. Transferor has made, either alone or together with its advisors, such independent investigation of HAHF as it deems to be, or its advisors deem to be, necessary or advisable in connection with the investment made hereby. Transferor has not relied on the Transferee or HAHF nor any of their respective advisors, with respect to the federal, state, local, foreign and other tax consequences arising from Transferor's purchase, ownership and disposition of the Preferred Stock.

          (d) Transferor (i) has been advised and understands that no public market now exists for the Preferred Stock and that a public market may never exist for the Preferred Stock, (ii) has no need for liquidity in its investment in HAHF, and (iii) is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof.

          (e) Transferor is an "accredited investor," as such term is defined in Rule 501 promulgated under the Securities Act.

          (f) Transferor agrees that the Preferred Stock will not be resold without registration thereof under the Securities Act unless (i) Transferor shall have notified HAHF of the proposed disposition and shall have furnished HAHF with a statement of the circumstances surrounding the disposition and (ii) at its expense or at the expense of its transferee, Transferor shall have furnished to HAHF an opinion of counsel, reasonably satisfactory (as to counsel and as to substance) to HAHF and its counsel, to the effect that such transfer may be made without registration of the Preferred Stock under the Securities Act and applicable state securities laws.

          (g) Transferee shall cause HAHF to make a notation regarding the restrictions on transfer of the Preferred Stock in its stock books, and the Preferred Stock shall be transferred on the books of HAHF only if transferred or sold pursuant to an effective registration statement under the Securities Act and applicable state securities laws or an available exemption from registration thereunder.

          (h) Transferor agrees to the imprinting of legends on certificates representing all of the Preferred Stock to the following effect:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

          7.18 No Other Property.  The Property conveyed and/or assigned to
               -----------------
Transferee pursuant to this Agreement constitutes all of the Property owned by Tenant immediately prior to its conveyance and/or assignment of the Property to Transferor in connection with this transaction, except for the property leased pursuant to the Gaming Lease, all of which shall be subject to the Gaming Lease, and constitutes all of the property required for the operation of the Property as is currently conducted, except for such property leased pursuant to the Gaming Lease.

          7.19 Absence of Certain Changes or Events.  Since September 30, 1999,
               ------------------------------------
Tenant and Transferor each has conducted its business in the ordinary course and in a manner consistent with past practice and, since such date, there has not been (i) any materially adverse change in the financial condition, results of operations or business of Tenant or Transferor, (ii) any damage, destruction or loss (whether or not covered by insurance) with respect to any assets of Tenant or Transferor,
(iii) any change by Tenant or Transferor in its accounting methods, principles or practices, (iv) any obligation or liability incurred by Tenant or Transferor (whether absolute, accrued, contingent or otherwise and whether due or to become due), or any transaction, contract or commitment entered into by Tenant or Transferor in connection with its business, other than such items incurred or entered into in the ordinary course of business and in a manner consistent with past practice, (v) any revaluation by Tenant or Transferor of its assets, including, without limitation, writing down or writing off the value of any inventory or writing down or writing off the value of any notes or accounts receivable other than in the ordinary course of business, (vi) any license, sale, transfer, pledge, mortgage or other disposition of any tangible or intangible asset of Tenant or Transferor other than in the ordinary course of business and in a manner consistent with past practice, (vii) any other transaction in connection with the businesses of Tenant or Transferor other than in the ordinary course of business and in a manner consistent with past practice, or (viii) any agreement or understanding, whether in writing or otherwise, for Investor to take any of the actions specified in clauses (i) through (vii) above.

          7.20 Limitation of Transferor's/Tenant's Representations and
               -------------------------------------------------------
Warranties.  TRANSFEREE ACKNOWLEDGES THAT TRANSFEROR AND TENANT HAVE MADE NO
----------
REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OTHER THAN THOSE EXPRESSLY CONTAINED IN THIS AGREEMENT AND THE TRANSFEROR'S CLOSING DOCUMENTS TO WHICH THEY ARE A PARTY, AND THAT SUCH REPRESENTATIONS SHALL SURVIVE UNTIL SUCH TIME AS THE NET LEASE HAS EXPIRED.

                                 ARTICLE VIII

             Representations and Warranties of Transferee and HAHF
             -----------------------------------------------------

          8.1  Representations and Warranties of Transferee and HAHF.  Each of
               -----------------------------------------------------
Transferee and HAHF hereby represents and warrants to Transferor that (i) Transferee is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) HAHF is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, (iii) the persons executing Transferee's Closing Documents are duly appointed and authorized by Transferee or HAHF, as applicable, to execute such documents, (iv) Transferee's Closing Documents will, when delivered, have been duly authorized, executed and delivered by Transferee or HAHF, as applicable, and will constitute legal, valid and binding obligations of Transferee or HAHF, as applicable, and this Agreement will be enforceable against Transferee and HAHF in accordance with its terms, (v) each of Transferee and HAHF, as applicable, has full power and authority to execute, deliver and perform its obligations under the Transferee's Closing Documents to which it is a party, (vi) to the current, actual knowledge of Transferee, Transferee is not required to obtain any permits, licenses, entitlements and/or approvals in order to own the Property for the purpose of leasing the Property to Tenant or complying with the provisions of Transferor's Closing Documents, and (vii) the execution, delivery and performance of Transferee's Closing Documents do not violate any provisions of any agreement or document to which Transferee or HAHF is bound, or of any order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over Transferee or HAHF.

          8.2  Authorized and Outstanding Shares of Capital Stock; Options and
               ---------------------------------------------------------------
Other Rights to Acquire Capital Stock.  The authorized capital stock of HAHF
-------------------------------------
consists of (i) 4,000 shares of common stock, $1.00 par value per share and (ii) 10,000 shares of preferred stock, par value $1,000 per share, of which 10,000 shares have been designated as Series A Cumulative Redeemable Preferred Stock. Immediately prior to the Closing, there were outstanding: (i) 1,200 shares of common stock and (ii) 2,000 shares of Series A Cumulative Redeemable Preferred Stock. There is no outstanding option, warrant, call, commitment or other agreement to which HAHF is a party requiring, and there are no convertible securities of HAHF outstanding which upon conversion would require, the issuance of any additional shares of capital stock of HAHF or other securities convertible into shares of equity securities of HAHF. There are no agreements with respect to the voting or transfer of the capital stock of HAHF or with
respect to any other aspect of HAHF's affairs.   There are no stockholders'
preemptive rights, nor are there any rights of first refusal or other similar rights with respect to the issuance of capital stock by HAHF.

          8.3  Authorization and Issuance of the Securities.  The issuance and
               --------------------------------------------
sale of the Preferred Stock has been duly authorized by all necessary corporate action on the part of HAHF and, upon delivery to Transferor of the Preferred Stock in accordance with the terms hereof, the Preferred Stock will be validly issued, fully paid and non-assessable, and will be free and clear of all liens (other than those created by Transferor) and preemptive rights.

          8.4  Securities Laws.  In reliance in part on the investment
               ---------------
representations contained in Section 7.17 of this Agreement, the offer,
                             ------------
issuance, sale and delivery of the Preferred Stock, as provided in this Agreement, are exempt from the registration requirements of the Securities Act, and all applicable state securities laws. Neither HAHF nor any person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of HAHF under circumstances which would require the integration of such offering with the offering of the Preferred Stock under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder) which might subject the offering, issuance or sale of the Preferred Stock to the registration requirements of Section 5 of the Securities Act.

          8.5  Corporate Existence; Compliance with Law.  HAHF and each of its
               ----------------------------------------
subsidiaries (i) is a corporation, partnership or limited liability company duly formed, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or formation; (ii) is duly qualified as a foreign corporation, partnership or limited liability company and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (iii) has the requisite corporate, partnership or limited liability company power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now being conducted; (iv) has all permits from or by, and has made all filings with, and has given all notices to, all governmental authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its certificate or articles of incorporation and by-laws or, if not a corporation, its governing documents; and (vi) is in compliance with all applicable provisions of law, except with respect to clauses (ii) through (vi) where such failure, individually or in the aggregate, would not have a material adverse effect on HAHF and its subsidiaries, considered as a whole.

          8.6  Subsidiaries.  HAHF has no subsidiaries other than HAHF Trust I
               ------------
and HAHF II, each of which are special purpose entities wholly owned by HAHF.

          8.7  Corporate Power; Authorization; Enforceable Obligations.  The
               -------------------------------------------------------
execution, delivery and performance by HAHF of this Agreement and the issuance and sale of the Preferred Stock pursuant hereto: (i) are within HAHF's corporate power and authority; (ii) have been duly authorized by all necessary corporate action; (iii) are not in contravention of any provision of HAHF's articles of incorporation or by-laws; (iv) will not violate any law or regulation applicable to HAHF or its subsidiaries, or any order or decree of any court or governmental instrumentality binding upon HAHF or its subsidiaries; (v) will not conflict with or result in the breach or termination of, the loss of any benefit to which HAHF is entitled under, constitute a default or require any payment to be made by HAHF under, or accelerate any performance required by, any indenture, mortgage, deed of trust, loan, credit agreement, lease, agreement or other instrument to which HAHF or any of its subsidiaries is a party or by which HAHF or any of its subsidiaries or any of their property is bound; (vi) will not result in the creation or imposition of any lien upon any of the property of HAHF or any of its subsidiaries; and (vii) do not require the consent or approval of, or any filing with, any governmental authority or any other person, except, in the case of clauses (iv) through (vii), any such violation, conflict, breach, termination, loss, default, payment, acceleration, creation, imposition or failure to obtain the consent or approval, individually or in the aggregate, that would not have a material adverse effect on HAHF and its subsidiaries considered as a whole or on HAHF's ability to own its assets and conduct its business.

          8.8  Financial Statements.  The unaudited financial statements of HAHF
               --------------------
for the period January 2000 through November 2000 (the "Company Financial Statements") fairly present the consolidated financial position of HAHF and its subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the period then ended.

          8.9  No Undisclosed Liabilities.  Except as disclosed in the Company
               --------------------------
Financial Statements, none of HAHF or any of its subsidiaries has any material indebtedness or obligations, contingent or otherwise.

          8.10 Labor Matters.  There are no strikes or other collective labor
               -------------
disputes against HAHF or any of its subsidiaries pending or, to HAHF's or its subsidiaries' knowledge, threatened. Neither HAHF nor any of its subsidiaries is a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of HAHF or any of its subsidiaries.

          8.11 Litigation.  There is no litigation pending or, to the best of
               ----------
HAHF's knowledge, threatened, against HAHF, its subsidiaries or any of their respective assets, including, without limitation, unfair labor practice charges, discrimination, harassment claims, wage and hour claims or worker compensation claims that would reasonably be expected to have a material adverse effect on HAHF and its subsidiaries, considered as a whole.

          8.12 Full Disclosure.  To the knowledge of HAHF, neither this
               ---------------
Agreement nor any information furnished by HAHF to Transferor with respect to HAHF or its business, results of operation financial condition or assets, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

          8.13 Limitation of Transferee's and HAHF's Representations and
               ---------------------------------------------------------
Warranties.  EACH OF TRANSFEROR AND TENANT ACKNOWLEDGES THAT NEITHER TRANSFEREE
----------
NOR HAHF HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OTHER THAN THOSE EXPRESSLY CONTAINED IN THIS AGREEMENT.

          8.14 Covenant of HAHF.  HAHF agrees that, so long as Transferor holds
               ----------------
the Preferred Stock, HAHF (a) shall deliver quarterly and annual unaudited financial statements to Transferor and, if reasonably requested to do so by Transferor, have such annual financial statements audited by an auditor of HAHF's choice and (b) shall not, without the consent of Transferor, authorize, create or increase the authorized or issued amount of any class or series of capital stock ranking senior to or on parity with the Preferred Stock as to dividends or upon liquidation.


                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

          9.1  Notices.  All notices, consents, approvals or other
               -------
communications required or permitted to be given under this Agreement shall be in writing and be deemed to have been duly given (i) when delivered personally if delivered on a business day (or if the same is not a business day, then the next business day after delivery), (ii) three (3) business days after being sent by United States mail, registered or certified mail, postage prepaid, return receipt requested or (iii) if delivery is made by Federal Express or a similar, nationally recognized overnight courier service for 9:00 a.m. delivery, then on the date of delivery (or if the same is not a business day, then the next business day after delivery); and addressed as follows:

     If to Transferor or Tenant:  c/o Santa Fe Gaming Corporation
     --------------------------
                                  4336 Losee Road, Suite Nine
                                  Las Vegas, Nevada 89030
                                  Attn: Thomas Land

     with a copy to:              Jones Vargas
                                  3773 Howard Hughes Parkway
                                  Suite 300 South
                                  Las Vegas, Nevada 89109

     If to Transferee or HAHF:    c/o Heller EMX, Inc.
     ------------------------
                                  622 Third Avenue
                                  New York, New York 10017
                                  Attn: Michael H. Jahrmarkt

     with a copy to:              Heller EMX, Inc.
                                  500 West Monroe
                                  Chicago, Illinois 60661
                                  Attn: V. Robert Rotering

     with a copy to:              Paul, Hastings, Janofsky & Walker LLP
                                  Park Avenue Tower
                                  75 East 55th Street
                                  New York, New York 10022
                                  Attn: Kevin J. O'Shea, Esq.

or such other address as either party may from time to time specify in writing to the other in the manner aforesaid.

          9.2  Brokers and Finders.  Each party represents to the other party
               -------------------
that the representing party has incurred no liability for any brokerage commission or finder's fee arising from or relating to the transactions contemplated by this Agreement. In the event of a claim for any broker's fee, finder's fee, commission or other similar compensation in connection herewith,
(a) Transferee, if such claim is based upon any agreement alleged to have been made by Transferee, hereby agrees to indemnify, defend, protect and hold Transferor harmless against any and all liability, loss, cost, damage or expense (including reasonable attorneys' and paralegals' fees and costs) which Transferor may sustain or incur by reason of such claim, and (b) Transferor, if such claim is based upon any agreement alleged to have been made by Transferor, hereby agrees to indemnify, defend, protect and hold Transferee harmless against any and all liability, loss, cost, damage or expense (including reasonable attorneys' and paralegals' fees and costs) which Transferee may sustain or incur by reason of such claim.

          9.3  Successors and Assigns.  This Agreement shall be binding upon,
               ----------------------
and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns, except that neither party's interest under this Agreement may be assigned, encumbered or otherwise transferred, whether voluntarily, involuntarily, by operation of law or otherwise, without the prior written consent of the other party; provided, however, without being relieved of
                                    --------  -------
any liability under this Agreement, Transferee reserves the right to assign its rights and obligations hereunder to any entity with which it is affiliated.

          9.4  Amendments.  This Agreement may be amended or modified only by a
               ----------
written instrument executed by the party asserted to be bound thereby.

          9.5  Continuation and Survival of Indemnities, Representations and
               -------------------------------------------------------------
Warranties.  Except as expressly provided to the contrary in this Agreement, all
----------
indemnities, representations and warranties by Transferor, Tenant, HAHF or Transferee contained herein or made in writing pursuant to this Agreement or any other instrument delivered by Transferor, Tenant, HAHF or Transferee pursuant hereto are intended to and shall remain true, correct and binding as of the time of Closing and shall survive the execution and delivery of this Agreement, the delivery of the Deed and the transfer of title to the Property for a period of two (2) years. All representations and warranties of Transferor or Tenant contained in any certificate or other instrument delivered at any time by or on behalf of Transferor or Tenant in connection with the transaction contemplated hereby shall constitute representations and warranties hereunder.

          9.6  Interpretation.  Whenever used herein, the term "including" shall
               --------------
be deemed to be followed by the words "without limitation." Words used in the singular number shall include the plural, and vice-versa, and any gender shall be deemed to include each other gender. The captions and headings of the Articles and Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof.

          9.7  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the internal laws of the State of New York, except that the laws with respect to conflict of laws shall be disregarded.

          9.8  Merger of Prior Agreements.  This Agreement (including the
               --------------------------
exhibits hereto) constitutes the entire agreement between the parties with respect to the acquisition, assignment and exchange of the Property specifically described herein and supersedes all prior and contemporaneous (whether oral or written) agreements and understandings between the parties hereto relating to the specific subject matter hereof.

          9.9  Attorneys' Fees.  In the event of any action or proceeding at law
               ---------------
or in equity between Transferee or HAHF and Transferor or Tenant (including an action or proceeding between Transferee and the trustee or debtor in possession while Transferor or Tenant is a debtor in a proceeding under the Bankruptcy Code (Title 11 of the United States Code) or any successor statute to such Code) to enforce or interpret any provision of this Agreement or to protect or establish any right or remedy of any party hereunder, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including, without limitation, reasonable attorneys' and paralegals' fees and expenses, incurred in such action or proceeding and in any appeal in connection therewith by such prevailing party, whether or not such action, proceeding or appeal is prosecuted to judgment or other final determination, together with all costs of enforcement and/or collection of any judgment or other relief. The term "prevailing party" shall include, without limitation, a party who brings an action against the other by reason of the other's breach or default and obtains substantially the relief sought, whether by compromise, settlement or judgment. If such prevailing party shall recover judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' and paralegals' fees shall be included in and as a part of such judgment.

          9.10 Relationship.  It is not intended by this Agreement to, and
               ------------
nothing contained in this Agreement shall, create any partnership, joint venture, financing arrangement or other agreement between the parties hereto.
No term or provision of this Agreement is intended to be, or shall be, for the benefit of any person, firm, organization or corporation not a party hereto, and no such other person, firm, organization or corporation shall have any right or cause of action hereunder.

          9.11 Authority.  The individuals signing below represent and warrant
               ---------
that they have the requisite authority to bind the entities on whose behalf they are signing.

          9.12 Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. It shall be necessary to account for only one fully executed counterpart in proving this Agreement.

          9.13 Exhibits.  References in this Agreement to Exhibits mean the
               --------
exhibits described in the List of Exhibits attached hereto, all of which exhibits are incorporated by reference into this Agreement.

          9.14 Access; Confidentiality.  After reasonable notice provided by
               -----------------------
Transferee, Transferor and Tenant shall give, and shall authorize and instruct its counsel, its accountants and its other agents and representatives to give to Transferee and Transferee's counsel, accountants and other representatives full access during normal business hours to the Property and to all of Transferor's and Tenant's books, contracts and records related to the Property, and shall furnish such information and copies of such materials related to the Property as Transferee from time to time reasonably may request. All information so learned by Transferee shall be kept in confidence pending the Closing. If the Closing does not take place for any reason, Transferee shall keep such information in confidence thereafter (unless and until such information otherwise is or becomes public knowledge through no fault of Transferee) and shall promptly return to Transferor all materials so provided by Transferor or Tenant; provided,
                                                               --------
however, that the foregoing shall not prohibit Transferee from utilizing such
-------
information or materials in connection with the exercise of its rights hereunder.

          IN WITNESS WHEREOF, Transferor, Tenant, Transferee and HAHF have executed this Agreement as of the date first above written.

                                   "TRANSFEREE"

                                   HAHF PIONEER, LLC,
                                   a Delaware limited liability company

                                   By:  HELLER AFFORDABLE HOUSING OF FLORIDA,
                                        INC., a Florida corporation, its sole
                                        member


                                        By: /s/ Michael H. Jahrmarkt
                                           ---------------------------------
                                            Name: Michael H. Jahrmarkt
                                                 ---------------------------
                                            Title: Sole Member
                                                  --------------------------

                                   "TRANSFEROR"

                                   PIONEER LLC,
                                   a Nevada limited liability company


                                   By: /s/ Thomas K. Land
                                      ---------------------------------------
                                   Name: Thomas K. Land
                                        -------------------------------------
                                   Title: Manager
                                         ------------------------------------

                                   "TENANT"

                                   PIONEER HOTEL INC.,
                                   a Nevada corporation


                                   By: /s/ Thomas K. Land
                                      ---------------------------------------
                                   Name: Thomas K. Land
                                        -------------------------------------
                                   Title: SVP & CFO
                                         ------------------------------------


                                   "HAHF"

                                   HELLER AFFORDABLE HOUSING OF FLORIDA,
                                   INC.,
                                   a Florida corporation


                                   By: /s/ Michael H. Jahrmarkt
                                      ---------------------------------------
                                   Name: Michael H. Jahrmarkt
                                        -------------------------------------
                                   Title: Executive Vice President

                                  EXHIBIT A-1
                                  -----------

                           Description of Owned Land
                           -------------------------

The land referred to herein is situated in the State of Nevada, County of CLARK, described as follows:


PARCEL I:

That portion of Government Lot Four (4) of Section 13, Township 32 South, Range 66 East, M.D.B.&M., described as follows:

Lots One (1) and Two (2) as shown by map in File 40 of Parcel Maps, Page 30, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH a Right-of-Way easement for road purposes with the right of egress and ingress over and across a strip of land 60 feet in width lying immediately West of and adjacent to the West line of the hereinabove described parcel of land and over and across a strip of land 60 feet in width being the Northerly extension of the first mentioned strip of land and along on an existing road. The last mentioned strip of land is to terminate on an existing County Road located near the Northwest Corner of Government Lot Three (3) in said Section 13.

EXCEPTING THEREFROM those portions of said land as taken by that certain Final Order of Condemnation recorded April 10, 1989 in Book 890410 as Document No. 00511, described as follows:


Parcel 1 - Water Well Site - Fee Title:

Fee Simple Title in the name of BIG BEND WATER DISTRICT, a general improvement district, its successors and assigns, to:

That portion of government Lot Four (4) in Section 13, Township 32 South, Range 66 East, M.D.B.&M., described as follows:

COMMENCING at the Northwest Corner of Lot Two (2) as designated by Parcel Map on file in File 40, Page 30 of Parcel Maps in the Office of the County Recorder of Clark County, Nevada; thence South 89E59'51" East along the North line of said Lot Two (2) a distance of 720.00 feet to a point; thence South 0E00'09" West a distance of 18.00 feet to the TRUE POINT OF BEGINNING; thence continuing South 0E00'09" West a distance of 14.00 feet to a point; thence South 44E59'51" East a distance of 14.14 feet to a point; thence South 83E59'51" East a distance of
30.00 feet to a point; thence North 0E00'09" East a distance of 24.00 feet to a point; thence North 89E59'51" West a distance of 40.00 feet to the TRUE POINT OF BEGINNING.

                                     A-1-1

Parcel 2 - Easement:

A perpetual easement in the name of BIG BEND WATER DISTRICT, a general improvement district, its successors and assigns, "District", for the construction, operation, maintenance, repair, renewal, reconstruction and removal of a District water well, pipe lines, electrical line, pumps, casings, meters, equipment, telemetry devices and appurtenances thereto belonging, including ingress and egress, and for the accommodation of construction equipment, building materials, refuse, drilling residues, and excavation materials, over, along and across:

That portion of Government Lot Four (4) in Section 13, Township 32 South, Range 66 East, M.D.B.&M., described as follows:

COMMENCING at the Northwest Corner (NW Cor) of Lot Two (2) as designated by Parcel Map on file in File 40, Page 30 of Parcel Maps in the Office of the County Recorder of Clark County, Nevada; thence South 89E59'51" East along the North line of said Lot Two (2) a distance of 768.39 feet to the TRUE POINT OF BEGINNING; thence North 89E59'51" West a distance of 73.39 feet to a point; thence South 0E00'09" West a distance of 43.00 feet to a point; thence South 89E59'51" East a distance of 72.93 feet more or less to a point on the East line of said Government Lot 4; thence Northerly along the last mentioned East line a distance of 43.00 feet to the TRUE POINT OF BEGINNING.

EXCEPTING from the hereinabove described parcel, the following described portion thereof:

COMMENCING at the Northwest Corner (NW Cor) of said parcel; thence South 89E59'51" East along the North line thereof a distance of 30.00 feet to a point; thence South 0E00'09" West a distance of 18.00 feet to the TRUE POINT OF BEGINNING of the parcel described herein; thence South 0E00'09" West a distance of 14.00 feet to a point; thence South 44E59'51" East a distance of 14.14 feet to a point; thence South 89E59'51" East a distance of 30.00 feet to a point; thence North 0E00'09" East a distance of 24.00 feet to a point; thence North 89E59'51" West a distance of 40.00 feet to the TRUE POINT OF BEGINNING.

Said easement to prohibit buildings, structures, fences, trees or similar items from being placed upon, over, or under such easement, except the same may be improved and used for automobile parking, driveways, and landscaped with lawn and shallow rooted shrubs and for similar purposes insofar as such uses do not interfere with the use and enjoyment of the easement by the District.

EXCEPTING THEREFROM THAT PORTION CONVEYED TO CLARK COUNTY BY QUITCLAIM DEED RECORDED MARCH 12, 1990 IN BOOK 900312 AS DOCUMENT NO. 00659, OFFICIAL RECORDS.

                                     A-1-2

PARCEL II:

That portion of Government Lot Four (4) in Section 13, Township 32 South, Range 66 East, M.D.B.&M., described as follows:

COMMENCING at the Northwest Corner (NW Cor) of said Lot Four (4); thence South l(degree)10'14" West, along the West line of said Lot Four (4), a distance of
900.20 feet to a point; thence East, a distance of 182.44 feet to the TRUE POINT OF BEGINNING; thence North 01(degree)05'50" East, a distance of 220.10 feet to a point; thence East to a point on the East line of said Government Lot Four (4); thence Southerly along the said East line to a point which bears due East from the TRUE POINT OF BEGINNING; thence West, parallel to the North line of said Lot Four (4) to the TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION CONVEYED TO CLARK COUNTY BY QUITCLAIM DEED RECORDED MARCH 12, 1990 IN BOOK 900312 AS DOCUMENT NO. 00659, OFFICIAL RECORDS.

                                     A-1-3

                                  EXHIBIT A-2
                                  -----------

                       Description of Ground Leased Land
                       ---------------------------------


PARCEL III:

A LEASEHOLD ESTATE, AS CREATED BY THAT CERTAIN LEASE DATED OCTOBER 31, 1978 BY PALMALL PROPERTIES, INC, A CALIFORNIA CORPORATION, SHARON SCHUTZ AND JANICE ILLIG (AS SUCCESSOR IN INTEREST TO CLARA J. TROUTMAN, DECEASED, AND W.J. TROUTMAN AKA WILMER J. TROUTMAN, DECEASED) AS ("LESSOR") AND PIONEER HOTEL INC. (AS SUCCESSOR IN INTEREST TO COLORADO RIVER MOTEL AND CASINO, INC. AND COLORADO RIVER RESORT HOTEL, INC. AND MARGARET ELARDI) AS ("LESSEE"); TERM: 99 YEARS, COMMENCING ON JANUARY 1, 1979 AND ENDING ON DECEMBER 31, 2078 IN AND TO THE
FOLLOWING:

That portion of Government Lot Four (4), Section 13, Township 32 south, Range 66 East, M.D.B.&M., Clark County, Nevada, described as follows:

COMMENCING at the Northwest Corner (NW Cor) of Government Lot Four (4) in said
Section 13; thence South 1(degree)10'14" West along the West line of said Lot Four (4) a distance of 379.73 feet to a point; thence East parallel with the North line of said Lot Four (4) a distance of 182.44 feet to the Northwest Corner (NW Cor) of that certain parcel of land conveyed by E.L. CLEVELAND to ARTHUR HERBERT SHIPKEY by Deed recorded February 8, 1960, as Document No. 187365 of Official Records, Clark County, Nevada, the TRUE POINT OF BEGINNING; thence North 1(degree)10'14" East a distance of 100.05 feet to a point; thence East and parallel with the North line of said Lot Four (4) a distance of 766.45 feet to a point in the East line of said Lot Four (4); thence South 10(degrees)34'08" West a distance of 101.73 feet to the Northeast Corner (NE Cor) of the hereinabove described parcel conveyed to SHIPKEY; thence West a distance of 750.73 feet to the TRUE POINT OF BEGINNING.

TOGETHER WITH Right-of-Way and easement for road purposes with the right of egress and ingress over and across a strip of land 60 feet in width lying immediately West of and adjacent to the West line of the hereinabove described parcel of land and over and across a strip of land 60 feet in width being the Northerly extension of the First mentioned strip of land and along on an existing road. The last mentioned strip of land is to terminate on an existing County Road located near the Northwest Corner (NW Cor) of Government Lot Three
(3) in said Section 13.

EXCEPTING THEREFROM THAT PORTION CONVEYED TO CLARK BY QUITCLAIM DEED RECORDED MARCH 12, 1990 IN BOOK 900312 AS DOCUMENT NO. 00661, OFFICIAL RECORDS.

                                     A-2-1

PARCEL IV:

A LEASEHOLD ESTATE, AS CREATED BY THAT CERTAIN LEASE DATED OCTOBER 31, 1978 BY PALMALL PROPERTIES, INC. A CALIFORNIA CORPORATION, SHARON SCHUTZ AND JANICE ILLIG (AS SUCCESSOR IN INTEREST TO CLARA J. TROUTMAN, DECEASED AND W.J. TROUTMAN AKA WILMER J. TROUTMAN, DECEASED) AS ("LESSOR") AND PIONEER HOTEL INC. (AS SUCCESSOR IN INTEREST TO COLORADO RIVER MOTEL AND CASINO, INC. AND COLORADO RIVER RESORT HOTEL, INC. AND MARGARET ELARDI) AS ("LESSEE"); TERM: 99 YEARS, COMMENCING ON JANUARY 1, 1979 AND ENDING ON DECEMBER 31, 2078 IN AND TO THE
FOLLOWING:

That portion of Section 13, Township 32 South, Range 66 East, M.D.B.&M., described as follows:

COMMENCING at the Northwest Corner (NW Cor) of Government Lot Four (4) in said
Section 13; thence South 0(degree)01'14" West along the West line of said Lot Four (4) a distance of 900.20 feet to a point; thence East parallel to the North line of said Lot Four (4) a distance of 182.44 feet to a point; thence North 1(degree)41'09" East a distance of 220.10 feet to the TRUE POINT OF BEGINNING; thence continuing North 1(degree)41'09" East a distance of 300.13 feet to a point; thence East and parallel to the North line of said Lot Four (4) a distance of 750.73 feet more or less to a point on the East line of said Lot Four (4); thence Southerly along the said East line a distance of 305.87 feet more or less to a point which bears East from the TRUE POINT OF BEGINNING; thence West a distance of 700.00 feet more or less to the TRUE POINT OF BEGINNING.

TOGETHER WITH a Right-of-Way and easement for road purposes with the right of egress and ingress over and across a strip of land 60 feet in width lying immediately West of and adjacent to the West line of the hereinabove described parcel of land and over and across a strip of land 60 feet in width being the Northerly extension of the first mentioned strip of land and along on an existing road. The last mentioned strip of land is to terminate on an existing County Road located near the Northwest Corner (NW Cor) of Government Lot Three
(3) in said Section 13.

EXCEPTING THEREFROM THAT PORTION CONVEYED TO CLARK COUNT BY QUITCLAIM DEED RECORDED MARCH 12, 1990 IN BOOK 900312 AS DOCUMENT NO. 00560 AND RE-RECORDED MARCH 14, 1990 IN BOOK 900314 AS DOCUMENT NO. 00615, OFFICIAL RECORDS.

                                    A-2-2

                                  EXHIBIT A-3
                                  -----------

                     Description of Lone Mountain Property
                     -------------------------------------


The land referred to herein is situated in the State of Nevada, County of CLARK, described as follows:

PARCEL I:

THAT PORTION OF GOVERNMENT LOT FOUR (4) IN SECTION 2, TOWNSHIP 20 SOUTH, RANGE 60 EAST, M.D.B. & M., DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID LOT FOUR (4); THENCE SOUTH 89(degrees) 40' 36" EAST ALONG THE NORTH LINE OF SAID LOT 4, A DISTANCE OF 118.08 FEET TO A POINT; THENCE SOUTH 36(degrees) 26' 00" EAST PARALLEL TO AND 330.00 FEET FROM THE WEST LINE OF U.S. HIGHWAY NO. 95 (125 FEET WIDE), A DISTANCE OF 1824.85 FEET TO A POINT ON THE SOUTH LINE OF SAID LOT 4; THENCE NORTH 83(degrees) 45' 26" WEST ALONG THE SAID SOUTH LINE, A DISTANCE OF 1220.81 FEET TO THE SOUTHWEST CORNER OF SAID LOT 4; THENCE NORTH 0(degree) 31' 52" EAST ALONG THE WEST LINE OF SAID LOT 4; A DISTANCE OF 1348.50 FEET TO THE POINT OF BEGINNING.

EXCEPTING NORTH FIFTY (50) FEET OF SAID LAND AS CONVEYED TO THE COUNTY OF CLARK FOR STREET AND ROAD PURPOSES, BY DOCUMENT NO. 39297, RECORDED MARCH 15, 1955 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS.

PARCEL II:

TOGETHER WITH THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 2, TOWNSHIP 20 SOUTH, RANGE 60 EAST, M.D.B. & M., DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 2; THENCE SOUTH 83(degrees) 40' 36" EAST ALONG THE NORTH LINE OF SAID SECTION 2, A DISTANCE OF 567.50 FEET TO A POINT ON THE SOUTHWESTERLY LINE OF U.S. HIGHWAY NO. 95; THENCE SOUTH 36(degrees) 26' 00" EAST ALONG THE LAST MENTIONED SOUTHWESTERLY LINE, A DISTANCE OF 568.10 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 36(degrees) 26' EAST, A DISTANCE OF 100 FEET TO A POINT; THENCE SOUTH 51(degrees) 34' 00" WEST, A DISTANCE OF 330.00 FEET TO A POINT; THENCE NORTH 36(degrees) 26' 00" WEST, A
                                     A-3-1

DISTANCE OF 100.00 FEET TO A POINT; THENCE NORTH 53(degrees) 34' 00" EAST, A DISTANCE OF 330.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL III:

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 2, TOWNSHIP 20 SOUTH, RANGE 60 EAST, M.D.B. & M., DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID SECTION 2; THENCE SOUTH 83(degrees) 40' 36" EAST A DISTANCE OF 118.08 FEET TO A POINT; THENCE SOUTH 36(degrees) 26' 00" EAST A DISTANCE OF 972.77 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 36(degrees) 26' 00" EAST A DISTANCE OF 814 FEET; THENCE SOUTH 83(degrees) 40' 36" EAST A DISTANCE OF 40.83 FEET; THENCE NORTH 37(degrees) 26' 00" WEST A DISTANCE OF 838.48 FEET; THENCE SOUTH 53(degrees) 34' 00" WEST A DISTANCE OF 30 FEET TO THE TRUE POINT OF BEGINNING.

SAID PARCEL BEING THE SAME PROPERTY CONVEYED IN DEED FROM R. KEITH LATHAM, CLARK COUNTY TREASURER, TO CHARLES L. GAMBIER RECORDED APRIL 11, 1986 IN BOOK 860411 AS DOCUMENT NO. 00491, OFFICIAL RECORDS.

EXCEPTING THEREFROM THE ABOVE PARCEL, THAT PORTION CONVEYED TO THE CITY OF LAS VEGAS BY DEED RECORDED APRIL 13, 1995 IN BOOK 950413, AS DOCUMENT NO. 00869, OFFICIAL RECORDS.

                                     A-3-2

                                   EXHIBIT B
                                   ---------

                                 Form of Deed
                                 ------------

                                   EXHIBIT C
                                   ---------

                      Form of Assignment of Ground Lease
                      ----------------------------------

                                   EXHIBIT D
                                   ---------

                               Form of Net Lease
                               -----------------

                                To be attached

                                   EXHIBIT E
                                   ---------

                               Form of Guaranty
                               ----------------

                                To be attached

                                   EXHIBIT F
                                   ---------

                       Form of Cash Collateral Agreement
                       ---------------------------------

                                   EXHIBIT G
                                   ---------

                        Form of Surveyor's Certificate
                        ------------------------------


THE UNDERSIGNED LICENSED LAND SURVEYOR ("SURVEYOR") HEREBY STATES THAT (A) THIS PLOT OF SURVEY AND THE PROPERTY DESCRIPTION SET FORTH HEREON ARE TRUE AND CORRECT AND PREPARED FROM AN ACTUAL ON THE GROUND SURVEY OF THE REAL PROPERTY ("PROPERTY") SHOWN HEREON; (B) SUCH SURVEY WAS CONDUCTED BY THE SURVEYOR, OR UNDER HIS SUPERVISION; (C) ALL MONUMENTS SHOWN HEREON ACTUALLY EXIST AND THE LOCATION, SIZE AND TYPE OF MATERIAL THEREOF ARE CORRECTLY SHOWN; (D) EXCEPT AS SHOWN HEREON, THERE ARE NO ENCROACHMENTS ONTO THE PROPERTY OR PROTRUSIONS THEREFROM, THERE ARE NO VISIBLE EASEMENTS OR RIGHTS OF WAYS ON THE PROPERTY AND THERE ARE NO VISIBLE DISCREPANCIES, CONFLICTS, SHORTAGES IN AREA OR BOUNDARY LINE CONFLICTS, (E) THE SIZE, LOCATION AND TYPE OF IMPROVEMENTS ARE SHOWN HEREON, AND ALL ARE LOCATED WITHIN THE BOUNDARIES OF THE PROPERTY EXCEPT AS SHOWN AND SET BACK FROM THE PROPERTY LINES THE DISTANCES INDICATED; (F) THE PROPERTY HAS ACCESS TO AND FROM A PUBLIC ROADWAY; (G) ALL KNOWN RECORDED EASEMENTS HAVE BEEN CORRECTLY PLOTTED HEREON; (H) THE BOUNDARIES, DIMENSIONS AND OTHER DETAILS SHOWN HEREON ARE TRUE AND CORRECT; (I) THE PROPERTY SHOWN HEREON IS/IS NOT LOCATED WITHIN FLOOD ZONE ____. FLOOD ZONE ____ IS DEFINED AS "AREAS OF 100-YEAR SHALLOW FLOODING WHERE DEPTHS ARE BETWEEN ONE (1) AND THREE (3) FEET; AVERAGE DEPTHS OF INUNDATION ARE SHOWN, BUT NO FLOOD HAZARD FACTORS ARE DETERMINED," ON U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT FIRM (FLOOD INSURANCE RATE MAP), COMMUNITY PANEL NO. ------- ____, MAP REVISED ____; THE SURVEYOR HAS REVIEWED THE LEGAL DESCRIPTION OF THE ADJACENT PROPERTIES AND NO CONFLICT EXISTS WITH THE COMMON BOUNDARY LINES.

THE SURVEYOR EXPRESSLY UNDERSTANDS AND AGREES THAT (A) THE STATEMENT IS MADE TO INDUCE HAHF PIONEER, LLC ("TRANSFEREE") TO ACQUIRE THE PROPERTY AND TO INDUCE STEWART TITLE INSURANCE COMPANY ("TITLE COMPANY") TO ISSUE A POLICY OF TITLE INSURANCE ON THE PROPERTY; (B) TRANSFEREE AND TITLE COMPANY ARE ENTITLED TO RELY ON THIS PLAT OF SURVEY AS BEING TRUE AND ACCURATE; AND (C) THE CONSIDERATION PAID TO THE SURVEYOR FOR THE PREPARATION AND VERIFICATION OF SUCH SURVEY HAS BEEN PAID, IN PART, FOR THE BENEFIT OF TRANSFEREE AND TITLE COMPANY AND IN ANTICIPATION OF THEIR RELIANCE HEREON.

                                   EXHIBIT H
                                   ---------

                              Third Party Leases
                              ------------------


          1.   The Ground Lease.
          2.   The Gaming Lease.

                                   EXHIBIT I
                                   ---------

                               Service Contracts
                               -----------------

PIONEER HOTEL & GAMBLING HALL
CONTRACT LISTING
(Assumable)

------------------------------------------------------------------------------------------------------------------------------------
                 Vendor                          Contract             Contract                                             Copy of
                  Name                               #           Date        Expires    Dept.        Comments              Contract
------------------------------------------------------------------------------------------------------------------------------------
Arch Paging                                                                            Survl.
------------------------------------------------------------------------------------------------------------------------------------
Arizona State Land Dept.                   Permit 23-10037     8/16/1998     ######      G&A   Land Use Permit and           Yes
                                                                                               Lease for Fuel Dock.
------------------------------------------------------------------------------------------------------------------------------------
ASCAP                                                         01/01/2000     ######      G&A   Awaiting copy of               No
                                                                                               license agreement
                                                                                               for 2000.
------------------------------------------------------------------------------------------------------------------------------------
Atlas Match Corp.                                             11/09/1999     ######      G&A   Fixed Price                   Yes
                                                                                               Purchase Commitment
                                                                                               for Logo Matches
------------------------------------------------------------------------------------------------------------------------------------
Augustine, Gerald P.                           Arcade            Expired    Expired      G&A   Contract Expired.             Yes
                                             operation                                         Operating month by
                                                                                               month.
------------------------------------------------------------------------------------------------------------------------------------
Baron Pest Control                                            08/12/1997    Monthly      F&B   Pest inspection and           Yes
                                                                                               control.
------------------------------------------------------------------------------------------------------------------------------------
BHD Information Systems                                       02/01/1996      N/A        MIS   Software license              Yes
                                                                                               for Retail Pro.
                                                                                               Gift shop
                                                                                               accounting, POS.
------------------------------------------------------------------------------------------------------------------------------------
BMI                                                           01/01/2000     ######      G&A   Awaiting copy of               No
                                                                                               license agreement
                                                                                               for 2000.
------------------------------------------------------------------------------------------------------------------------------------
Cardiff Consulting Group International                        03/27/1996      N/A        HR    Training Materials
                                                                                               License Agreement
------------------------------------------------------------------------------------------------------------------------------------
Cerberus Pyrotronics                            20962         03/13/1998     ######      Sec.  Life Safety System
                                                                                               Service Agreement
------------------------------------------------------------------------------------------------------------------------------------
Clark Cablevision                                                           Monthly    Hotel   Cable television               No
                                                                                               provider, contract
                                                                                               expired.
------------------------------------------------------------------------------------------------------------------------------------
Colorado River Internet                                                     Monthly      MIS   Internet service provider      No
------------------------------------------------------------------------------------------------------------------------------------
DecisionOne                                    147280         08/15/1997       ??        G&A   Monitor maintenance
                                                                                               agreement
------------------------------------------------------------------------------------------------------------------------------------
Desert Lakes Golf Course                     T11182000-216    08/01/2000     ######      G&A   Tournament 11/18/00.          Yes
------------------------------------------------------------------------------------------------------------------------------------
Desert Recreation                                             06/15/2000     ######      G&A   Waverunner Rental and         Yes
                                                                                               Fuel Dock Usage
------------------------------------------------------------------------------------------------------------------------------------
Emerald River Golf Course                    T11192000-880    03/10/2000     ######      G&A   Tournament 11/19/00.          Yes
------------------------------------------------------------------------------------------------------------------------------------
Emerald River Golf Course                    T02042001-914    03/20/2000     ######      G&A   Tournament 02/04/01.          Yes
------------------------------------------------------------------------------------------------------------------------------------
Emerald River Golf Course                    T11182001-945    03/20/2000     ######      G&A   Tournament 11/18/01.          Yes
------------------------------------------------------------------------------------------------------------------------------------
Firemaster                                                                               Eng.  Fire Alarm System
------------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit                                             10/01/1997     ######      G&A   Used 1997 Ford Van            Yes
                                                                                               (48 months)
------------------------------------------------------------------------------------------------------------------------------------
Galaxy Communications Inc.                                    06/21/1999     ######      PBX   Pay Phones.                   Yes
------------------------------------------------------------------------------------------------------------------------------------
Global Cash Access                                            03/12/1999     ######     Cage   Quasi cash advance            Yes
                                                                                               services (ATM and
                                                                                               Credit card)
------------------------------------------------------------------------------------------------------------------------------------
GST Call-America (formerly Frontier Comm)                     10/07/1998     ######      PBX   Hotel phone service           Yes
------------------------------------------------------------------------------------------------------------------------------------
Highway Stations, The                                                                   Mktg.  Radio advertising sports
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Hospitality Network                                             Expired     Monthly     Hotel  In-room movies.                Yes
-----------------------------------------------------------------------------------------------------------------------------------
Illig, Janice B.                                                                         G&A   Ground Lease
-----------------------------------------------------------------------------------------------------------------------------------
Johnson Business Machines                                     07/22/2000     ######     Mktg.  Round Up Embosser              Yes
-----------------------------------------------------------------------------------------------------------------------------------
London Bridge Jet Tours                                         Expired     Monthly      G&A   Dock Use Agreement             Yes
-----------------------------------------------------------------------------------------------------------------------------------
Loomis, Fargo & Co.                                           05/01/2000     ######     Cage   Armored car service.           Yes
-----------------------------------------------------------------------------------------------------------------------------------
Martin Media                                                  02/04/1998     ######     Mktg.  Outdoor Bulletin               Yes
                                                                                               Contract.  Barstow CA.
-----------------------------------------------------------------------------------------------------------------------------------
Microbilt                                                     06/24/1996    Expired     Cage   Equipment Rent for             Yes
                                                                                               Cage Services
-----------------------------------------------------------------------------------------------------------------------------------
Micros Systems Inc.                             MSA-128282                               F&B   Maintenance Service
                                                                                               Agreement - Upgrade
                                                                                               in process
-----------------------------------------------------------------------------------------------------------------------------------
Mission Industries                                            07/09/1999     ######      F&B   Linens                         Yes
-----------------------------------------------------------------------------------------------------------------------------------
NEC Business Network Solutions                                   Waiting for update      PBX   Phone system                See Prior
                                                                                               maintenance
                                                                                               agreement
-----------------------------------------------------------------------------------------------------------------------------------
Nevada, State of                                              04/20/1994     ######      G&A   Floating dock permit           Yes
-----------------------------------------------------------------------------------------------------------------------------------
Pall Mall Properties                                          07/01/1998     ######      G&A   Ground Lease
-----------------------------------------------------------------------------------------------------------------------------------
Pepsi-Cola Company                                            08/01/1996     ######      F&B   Soft drink agreement           Yes
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                                                                             G&A   Mailing
                                                                                               machine/scale
                                                                                               maintenance
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                                                  12/17/1996    #######      G&A   Copier                         Yes
                                                                                               lease/maintenance
                                                                                               and usage agreement
-----------------------------------------------------------------------------------------------------------------------------------
Prime Cable                                                    ########      ######      G&A   DMX music service              Yes
-----------------------------------------------------------------------------------------------------------------------------------
R&E Storage                                                     Various     Various    Various Various storage                 N/A
                                                                                               rental contracts,
                                                                                               prepaid annually.
-----------------------------------------------------------------------------------------------------------------------------------
Schutz Trust                                                                             G&A   Ground Lease
-----------------------------------------------------------------------------------------------------------------------------------
Silver State Disposal                                         08/31/1998     ######     Eng.   36-yard Compactor              Yes
                                                                                               Lease
-----------------------------------------------------------------------------------------------------------------------------------
Silver State Disposal                                         08/31/1998     ######     Eng.   26-yard Compactor              Yes
                                                                                               Lease
-----------------------------------------------------------------------------------------------------------------------------------
Simplex Time Recorder                                         07/01/1999     ######     Cage   Time stamp
                                                                                               maintenance.
                                                                                               Prepaid annually
-----------------------------------------------------------------------------------------------------------------------------------
Statewide Fire Protection                                                               Eng.   Fire Sprinkler
                                                                                               System
-----------------------------------------------------------------------------------------------------------------------------------
Stericycle, Inc. (formerly BFI Waste Mgt.)                    10/31/1995    Monthly     Prtrs  Medical waste                  Yes
                                                                                               disposal
-----------------------------------------------------------------------------------------------------------------------------------
T.J. Wholesale                                                04/30/1998    Monthly      Pit   Agreement to                   Yes
                                                                                               package used
                                                                                               playing cards.
-----------------------------------------------------------------------------------------------------------------------------------
Thyssen Elevator Corp.                                        10/01/1998     ######     Eng.   Elevator Service               Yes
                                                                                               ($250 per mo.)
-----------------------------------------------------------------------------------------------------------------------------------
Transworld Systems Inc.                                       09/18/1999     ######     Cage   Collections System.            Yes
-----------------------------------------------------------------------------------------------------------------------------------
Tru-Measur Liquor System                                                                 F&B   Liquor gun
                                                                                               maintenance
-----------------------------------------------------------------------------------------------------------------------------------
Western Money Systems                              3714       04/21/2000     ######     Cage   Glory currency                 Yes
                                                                                               counters
                                                                                               maintenance
                                                                                               agreement
-----------------------------------------------------------------------------------------------------------------------------------
XpertX Service, Inc.                                          03/01/2000     ######     Keno   Equipment and                  Yes
                                                                                               Software Maintenance
-----------------------------------------------------------------------------------------------------------------------------------
Yesco                                                         04/01/2000     ######     Eng.   Sign electrical                Yes
                                                                                               maintenance
                                                                                               agreement
-----------------------------------------------------------------------------------------------------------------------------------
Yesco                                             L25048C     05/01/1998     ######     Mktg.  Outdoor billboard              Yes
                                                                                               advertising -
                                                                                               Cal-Nev-Ari
-----------------------------------------------------------------------------------------------------------------------------------
Yesco                                                                                   Mktg.  Outdoor billboard
                                                                                               advertising
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Yesco                                                                         Mktg.   Outdoor billboard advertising
-----------------------------------------------------------------------------------------------------------------------------------
Yesco                                                                         Mktg.   Outdoor billboard advertising
-----------------------------------------------------------------------------------------------------------------------------------

PIONEER HOTEL & GAMBLING HALL
CONTRACT LISTING
(Unassumable)

===================================================================================================================================
                    Vendor                 Contract           Contract                                                     Copy of
                     Name                      #           Date     Expires   Dept.                 Comments               Contract
                                                                       $
===================================================================================================================================
Anchor Games                                            08/12/1996  Monthly   Slots   Multi-Game Agreement
-----------------------------------------------------------------------------------------------------------------------------------
Casinovations (formerly Gaming 2000)                    07/01/1998  Monthly    Pit    Bonus Blackjack Lease/License          Yes
                                                                                      Agreement.
-----------------------------------------------------------------------------------------------------------------------------------
Central Credit                                                                Cage    Credit checking services in Cage,
                                                                                      software agreement
-----------------------------------------------------------------------------------------------------------------------------------
Cummins-Allison Corp.                                                         Cage    Jetscan maintenance contract -
                                                                                      serial #7489
-----------------------------------------------------------------------------------------------------------------------------------
Cummins-Allison Corp.                                                         Slots   Jetsort maintenance contract -
                                                                                      serial #2216/2647
-----------------------------------------------------------------------------------------------------------------------------------
Cummins-Allison Corp.                       217780      08/04/2000  ######    Slots   Jetsort maintenance contract -         Yes
                                                                                      serial #1702, 1703, 2118
-----------------------------------------------------------------------------------------------------------------------------------
IGT                                                                 Monthly   Slots   (5) $1 Wheel of Fortune                Yes
-----------------------------------------------------------------------------------------------------------------------------------
IGT                                                                 Monthly   Slots   (6) 25c Wheel of Fortune
-----------------------------------------------------------------------------------------------------------------------------------
IGT                                                                 Monthly   Slots   (10) Nickels Deluxe                    Yes
-----------------------------------------------------------------------------------------------------------------------------------
IGT                                      Action Gaming              Monthly   Slots   (6) 25c Triple Play @ $5 per day
-----------------------------------------------------------------------------------------------------------------------------------
Nevada Council on Problem Gambling               Waiting for Update            HR     License Agreement on Problem
                                                                                      Gambling Materials
-----------------------------------------------------------------------------------------------------------------------------------
No Peek 21                                              07/03/1998  Monthly    Pit    Rental of "No Peek" blackjack          Yes
                                                                                      devices
-----------------------------------------------------------------------------------------------------------------------------------
PDS Financial Corp.                       SO# 980138    10/26/1998  ######     G&A    Installment purchase.  12 IGT slant    Yes
                                                                                      tops.
-----------------------------------------------------------------------------------------------------------------------------------
Shuffle Master                                          10/03/1994  Monthly    Pit    3 Card Poker License Agreement         Yes
-----------------------------------------------------------------------------------------------------------------------------------
Shuffle Master                                          09/15/1994  Monthly    Pit    Let It Ride License Agreement          Yes
-----------------------------------------------------------------------------------------------------------------------------------
Shuffle Master                                          10/13/1997  Monthly    Pit    Shuffler rental                        Yes
-----------------------------------------------------------------------------------------------------------------------------------
US Playing Card Co.                                                            Pit    Agreement for 28,000 decks of cards.
-----------------------------------------------------------------------------------------------------------------------------------
WMS Gaming                                              03/05/1999  Monthly   Slots   Participation agreement on Monopoly    Yes
-----------------------------------------------------------------------------------------------------------------------------------
WMS Gaming                                              09/01/2000  12 Mos    Slots   Installment purchase.  10 Upright      Yes
                                                                                      Video
-----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT J
                                   ---------

                             HAZARDOUS SUBSTANCES
                             --------------------


          Those Hazardous Substances used in the ordinary course of business in compliance with all laws and disclosed in the Environmental Report.

                                   EXHIBIT K
                                   ---------

                        Form of Non-Foreign Certificate
                        -------------------------------


          To inform HAHF Pioneer, LLC, a Delaware limited liability company ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1954, as amended ("Code"), will not be required upon transfer of certain real property to Transferee by PIONEER LLC, a Nevada limited liability company ("Transferor"), the undersigned hereby certifies the following on behalf of Transferor:

     1. Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

     2. Transferor's U.S. employer identification/social security number is as follows: __________

     3.   Transferor's office address is: 4336 Losee Rd., Las Vegas, Nevada
89030.

               Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

               Transferor understands that Transferee is relying on this Certification in determining whether withholding is required upon said transfer.

               Transferor hereby agrees to indemnify, protect, defend (using counsel selected by Transferee) and hold Transferee harmless from and against any and all obligations, liabilities, claims, losses, actions, causes of action, rights, demands, damages, costs and expenses of every kind, nature or character whatsoever (including, without limitation, actual attorneys' and paralegals' fees and court costs) incurred by Transferee as a result of: (i) Transferor's failure to pay U.S. Federal income tax which the Transferor is required to pay under applicable U.S. law arising in connection with the subject transaction; or
(ii) any false or misleading statement contained herein.

          Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.



Dated:  December 29, 2000



                         PIONEER LLC,
                         a Nevada limited liability company


                         By:___________________
                            Its:________________

                                   EXHIBIT L
                                   ---------

                       Articles of Incorporation of HAHF
                       ---------------------------------


                                [See attached]

                                   EXHIBIT M
                                   ---------

                   Form of Assignment of Intangible Property
                   -----------------------------------------


          THIS ASSIGNMENT OF INTANGIBLE PROPERTY is executed as of this 29th day of December, 2000, by PIONEER LLC, a Nevada limited liability company ("Transferor"), in favor of HAHF PIONEER, LLC, a Delaware limited liability company ("Transferee").

          FOR VALUE RECEIVED, Transferor hereby grants, conveys, transfers and assigns to Transferee all of Transferor's right, title and interest in, to and under the Intangible Property (as defined in the Exchange Agreement of even date herewith (the "Exchange Agreement") among Transferor, Pioneer Hotel Inc. ("Tenant"), Heller Affordable Housing of Florida, Inc. and Transferee). Notwithstanding anything contained herein to the contrary, (a) the Intangible Property being assigned pursuant to this Assignment of Intangible Property shall, to the extent constituting Service Contracts (as defined in the Exchange Agreement), continue to be performed by Tenant pursuant to the terms of the Net Lease (as defined in the Exchange Agreement), with no obligations thereunder assumed by Transferee and no privity of contract with Transferee created by this Assignment or otherwise and (b) Transferee hereby licenses the Intangible Property to Transferor and Tenant for so long as the Net Lease is in effect in consideration for the rental and other sums payable by Tenant under the Net Lease.

          Transferor hereby covenants that it will, at any time and from time to time upon written request therefor, execute and deliver to Transferee, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts which Transferee, its nominees, successors and/or assigns, may reasonably request in order to fully assign and transfer to and vest in Transferee, its nominees, successors and/or assigns, and protect its and/or their rights, title and interest in and enjoyment of, all of the Intangible Property, or to enable Transferee, its nominees, successors and/or assigns, to realize upon or otherwise enjoy the same.

          Transferor hereby agrees to indemnify, defend, protect and hold harmless Transferee from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' and paralegals' fees and costs) relating to Transferor's and Tenant's obligations with respect to the Intangible Property arising prior to the date hereof.

          The provisions of this Assignment of Intangible Property shall be binding upon and inure to the benefit of Transferor, Transferee and their successors and assigns.

          IN WITNESS WHEREOF, the undersigned have executed this Assignment of Intangible Property as of the date first above written.

                                        "TRANSFEROR"

                                        PIONEER LLC,
                                        a Nevada limited liability company


                                        By: __________________________________
                                            Its: _____________________________


                                        "TRANSFEREE"

                                        HAHF PIONEER, LLC,
                                        a Delaware limited liability company

                                        By: __________________________________
                                            Its: _____________________________

                                   EXHIBIT N
                                   ---------

                             FORM OF BILL OF SALE
                             --------------------

                                 BILL OF SALE
                                 ------------

               KNOW ALL MEN BY THESE PRESENTS, that whereas, by deed of even date herewith, PIONEER LLC, a Nevada limited liability company ("Grantor"), did grant and convey unto HAHF PIONEER, LLC, a Delaware limited liability company ("Grantee"), all of Grantor's interest in that certain tract of land with improvements thereon, known as Pioneer Hotel and Casino, Laughlin, Nevada, as more fully described therein (the "Property");

               NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars, and other good and valuable consideration to Grantor in hand paid by Grantee, the receipt, adequacy and sufficiency of which is hereby acknowledged, Grantor has BARGAINED, SOLD, ASSIGNED, TRANSFERRED AND DELIVERED, and by these presents does hereby BARGAIN, SELL, ASSIGN, TRANSFER AND DELIVER, unto Grantee absolutely and not as security, the "Personal Property (as such term is hereinafter defined) and Grantor binds itself and its and its heirs, personal representatives, partners, successors and assigns to WARRANT AND FOREVER DEFEND the title to the Personal Property against the claim or claims of all persons whomsoever claiming by, through or under Grantor, but not otherwise.

               "Personal Property" shall mean all of Grantor's right, title and interest in all tangible personal property upon the Property or used in connection with the improvements thereon, including, without limitation, all Personal Property (as defined in the Exchange Agreement of even date herewith among Grantor, grantee, Pioneer Hotel Inc. and Heller Affordable Housing of Florida, Inc.), appliances, fixtures, furniture, furnishings, tools, machines, apparatus, equipment, supplies, decorations, any owned or leased vehicles, inventory, computers and software and other items of personal property used in connection with the Property but specifically excluding (i) the Gaming Equipment (as defined in the Exchange Agreement dated as of the date hereof) and (ii) all personal property of hotel guests.

               Grantor further agrees as follows:

          1.   Representations and Warranties of Grantor.  Grantor represents
               ------------------------------------------
and warrants to Grantee that: (a) Grantor has not assigned or granted a security interest in any of the Personal Property to anyone; and (b) Grantor's interests in the Personal Property are not subject to any lien, encumbrance, claim, set-off or deduction.

          2.   Additional instruments.  Grantor agrees that it will, upon
               -----------------------
request from Grantee, at any time from time to time after the date hereof and without further consideration, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, assignments, transfers, conveyances and assurances deemed by Grantee, its successors and assigns, to be necessary or proper to better effect the sale, assignment, transfer, conveyance and delivery of ownership of the Personal Property to Grantee.

          3.   Successors.  This Bill of Sale shall inure to the benefit of
               -----------
Grantee and be binding upon Grantor, and each of their respective heirs, legal representatives, successors and assigns.

               IN WITNESS WHEREOF, Grantor has executed this Bill of Sale as of this 29th day of December, 2000.



                                        PIONEER LLC,
                                        a Nevada limited liability company

                                        By: ________________________________
                                            Name: __________________________
                                            Title:__________________________

                                   EXHIBIT O
                                   ---------

                              Title Confirmation
                              ------------------


                               [to be attached]

                                   EXHIBIT P
                                   ---------

                             Intellectual Property
                             ---------------------


                               [to be attached]

                                   EXHIBIT Q
                                   ---------

                          Form of Memorandum of Lease
                          ---------------------------


RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:


Kevin J. O'Shea, Esq.
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022

_______________________________


                                NOTICE OF LEASE
                                ---------------

          NOTICE is hereby given, pursuant to Nevada Revised Statutes Section
247.120 that effective as of December 29, 2000, HAHF PIONEER, LLC ("Landlord"), and PIONEER HOTEL INC. ("Tenant"), have entered into a Lease described as follows:

1. Landlord leases to Tenant, and Tenant leases from Landlord, the real property located in the County of Clark, State of Nevada, described in Exhibit
                                                                       -------
"A" attached hereto (the "Property").
---

2. This Memorandum of Lease is subject to the terms, conditions and provisions of that certain Net Lease (the "Lease") between Landlord and Tenant dated December 29, 2000, which is incorporated herein by reference as though set out here in full. The Lease shall control in the event of any conflict with this Memorandum of Lease.

3. The initial term of the Lease is twenty (20) years. The Lease term shall commence on December 29, 2000. The initial term of the Lease may be extended by Tenant in accordance with the terms of the Lease for up to two (2) additional periods of five (5) years each.

4. The lease contains an option in favor of Tenant to purchase the Property and all improvements thereon.

5. Landlord and Tenant acknowledge that they are executing this Memorandum of Lease on a date which is prior to the commencement of the Lease term for purposes of facilitating its recording.

          IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease effective as of the date first above written.

                                          "LANDLORD"

                         HAHF PIONEER, LLC, a Delaware limited liability company

                         By: Heller Affordable Housing of Florida, Inc., a Florida corporation, its sole member


                         By_________________________________

                           Its: ____________________________



                                        "TENANT"

                         PIONEER HOTEL INC., a Nevada corporation

                         By:________________________________

                           Its: ____________________________

                            NEVADA ACKNOWLEDGEMENT
                            ----------------------

STATE OF NEVADA

COUNTY OF CLARK

          This instrument was acknowledged before me on December _____, 2000, by

_______________________________ as _______________________________ of

_______________________________.


                                   Notary Public

                          My appointment expires:

                                   EXHIBIT R
                                   ---------

                           Deliveries by Transferor
                           ------------------------

                    (1) One (1) original of the Deed and the Assignment of Ground Lease, duly executed by Transferor and in recordable form.

                    (2) Four (4) counterparts of the Memorandum of Lease, duly executed by Transferor and in recordable form.

                    (3) Four (4) counterparts of the Net Lease, duly executed by Transferor.

                    (4) Four (4) counterparts of the Guaranty, duly executed by Guarantor.

                    (5) Four (4) originals of the Assignment of Intangible Property, duly executed by Transferor.

                    (6) Four (4) originals of the Bill of Sale, duly executed by Transferor.

                    (7) Four (4) originals of the LM Deed of Trust, duly executed by SFHI and in recordable form.

                    (8) Four (4) originals of the Non-Foreign Certificate, duly executed by Transferor.

                    (9) The Holdback Escrow Amount. Within 30 days after Closing, four (4) originals of the Collateral Account Agreement(s), duly executed by Transferor, together with executed UCC-1 financing statements necessary to perfect Transferee's security interest in each Account and an opinion of Transferor's counsel as to the perfection of such account.

                    (10) The original of Transferor's Counsel Opinion, duly executed by Transferor's counsel.

                    (11) A certificate from the Office of the Nevada Secretary of State dated within twenty (20) days of the Closing Date indicating that, as of the date of such certificate, there are no filings against Transferor or Tenant in said Office of the Nevada Secretary of State which would be a lien on any of the Personal Property.

                    (12) Copies of any Third Party Leases.

                    (13) Originals or copies of all Service Contracts and any warranties or guaranties received by Transferor and to be assigned to Transferee, from any contractors, subcontractors, suppliers or materialmen in connection with any construction, repairs or alterations of the Improvements or any tenant improvements.

                    (14) Originals or copies of all certificates of occupancy in Transferor's possession or control (or the equivalent issued or available in the jurisdiction in which the Improvements are located) for the Improvements with respect to the Property, or in the event a certificate of occupancy (or its equivalent) is not issued or available in the jurisdiction in which some or all of such Improvements are located, (i) Transferor's certification to Transferee of the unavailability thereof, and (ii) a letter from the local jurisdiction or Transferor's counsel stating that the use of the Property is a "conforming use" and, with respect to the Property, a certified zoning map.

                    (15) One complete set of all existing as-built plans and specifications for the Improvements to the extent in the possession or under the control of Transferor.

                    (16) Originals or copies of all licenses, permits, entitlements or approvals, if any, held by Transferor, and/or to be assigned to Transferee pursuant to this Agreement, in connection with the ownership, lease or occupation of the Property.

                    (17) Such resolutions, authorizations, bylaws or other corporate documents or agreements relating to Transferor as shall be reasonably required by Transferee in connection with this transaction.

                    (18) A copy of all existing UCC-1 financing statements filed in connection with the Property.

                    (19) Original insurance certificates and legible copies of original insurance policies required pursuant to Section 7.2 of the Net Lease.
                                                 -----------

                    (20) Any other data, records, documents or agreements called for in the Agreement to be delivered by Transferor which have not previously been delivered.

                                   EXHIBIT S
                                   ---------

                           Deliveries by Transferee
                           ------------------------


                    (1) Four (4) counterparts of the Net Lease, duly executed by Transferee.

                    (2) Four (4) counterparts of the Memorandum of Lease, duly executed by Transferee.

                    (3) Four (4) counterparts of the Assignment of Intangible Property, duly executed by Transferee.

                    (4) Limited liability authority documents required by the Title Company.

                    (5) The cash portion of the Exchange Price, as adjusted pursuant to the Agreement.

                    (6) A stock power assigning the certificate evidencing the Preferred Stock from Transferee and a replacement certificate evidencing the Preferred Stock in Transferor's name.

                    (7) Within 30 days following Closing, four (4) counterparts of the Cash Collateral Agreement.

                    (8) Any other documents or agreements called for in the Agreement to be delivered by Transferee which have not previously been delivered.

                    (9) Amended and Restated Articles of Incorporation of HAHF, including amendment establishing the Preferred Stock, certified by the Florida Secretary of State.

                    (10) Bylaws of HAHF, certified by the Secretary of HAHF.

                                   EXHIBIT T
                                   ---------

                  FORM OF GROUND LESSOR CONSENT AND ESTOPPEL
                  ------------------------------------------

                                        EXHIBIT U
                                        ---------

                                        LITIGATION
Santa Fe Gaming Corporation v.           U.S. District Court              Case No.
Hudson Bay Partners and David            District of Nevada               CV-S-99-00298-JBR(LRL)
Lesser

Kelly v. Sahara Hotel                    Clark County District            Case No.
                                         Court                            A333233

Progressive Games v. Arizona             U.S. District Court              Case Nos.
Charlies et al.                          District of Nevada               CV-N-98-00503 ECR
                                                                          CV-S-95-00063-LOG

Poulos/Schreier v. Caesars et al.        U.S. District Court              Case No.
                                         District of Nevada               CV-S-94-1126-DAE

Knight v. Hacienda                       Clark County                     Case No.
                                                                          A317576

Hotel Employees and Restaurant           U.S. District Court              Case No.
Employees International Union            District of Nevada               CV-S-98-1315 LRL
Welfare Fund et al. v. Santa Fe
Gaming Corporation et al.

Disabled Rights Action Committee         U.S. District Court              Case No.
and Ronald Ray Smith v. Santa Fe         District of Nevada               CV-S-00-0806 RLH
Gaming Corporation

Dena Palmer v. Pioneer Hotel, Inc.       U.S. District Court              Case No.
                                         Northern Nevada                  97-00399 -ON APPEAL

Linda Wilson v. Santa Fe Gaming          Clark County District            Case No.
Corp.                                    Court                            96-A-363355-C

Maria Alva v. Pioneer Hotel, Inc.,       Clark County District            Case No.
Pioneer Hotel & Casino                   Court                            95-A-343741-C

Fiore Macciocchi v. Santa Fe             Clark County District            Case No.
Gaming Corp.                             Court                            00-A-424686-C

Elisa Gallegos v. Santa Fe Gaming        Clark County District            Case No.
Corp.                                    Court                            99-A-409790-C

Santa Fe Gaming Corp. v. State of        Clark County District            Case No.
Nevada                                   Court                            98-A-389694-J

Felicia Hernandez v. Santa Fe Hotel      Clark County District            Case No.
& Casino                                 Court                            00-A-413204-M

Santa Fe Hotel Inc. v. Edward            Clark County District            Case No.
Richter                                  Court                            99-A-412232-C

Ann Taylor v. Santa Fe Hotel Inc.        Clark County District            Case No.
                                         Court                            99-A-408041-C

Maria Rodriguez v. Santa Fe Hotel &      Clark County District            Case No.
Casino                                   Court                            99-A-406463-J

Santa Fe Hotel, Inc. adv. Mary           Clark County District            Case No.
McGinn                                   Court                            A401844

Santa Fe Hotel, Inc. adv.                Clark County District            Case No.
John Rybicki                             Court                            A382868

Pioneer Hotel & Gambling Hall, Inc.      Clark County District            Case No.
adv. Esther Thornburg                    Court                            A387992

Santa Fe Hotel, Inc. adv.                Clark County District            Case No.
Robert Weissman                          Court                            A391267

Annette Sidon v. Santa Fe Hotel, Inc.    Clark County District            Case No.
                                         Court                            96-A-363478-C

Ether Seingar v. Santa Fe Hotel &        Clark County District            Case No.
Casino                                   Court                            96-A-364892-J

Stella Blackburn v. Santa Fe Hotel &     Clark County District            96-A-358037-C
Casino                                   Court

Santa Fe Hotel, Inc. adv. Brittany       Clark County District            Case No.
Tucker, by and through Terry Tucker      Court                            A420732
and Melissa Tucker,
parents/guardians of Brittany Tucker

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I     TRANSFER......................................................  1

     1.1      Transfer......................................................  1

     1.2      Certain Definitions...........................................  2

     1.3      Leaseback.....................................................  3

     1.4      Guaranty of Lease; Cash Collateral Account; Lone Mountain.....  3

ARTICLE II    EXCHANGE PRICE/EXCHANGE CONSIDERATION.........................  3

     2.1      Exchange Price/Exchange Consideration.........................  3

ARTICLE III   TITLE TO REAL PROPERTY AND DUE DILIGENCE......................  4

     3.1      Title.........................................................  4

     3.2      Due Diligence Items...........................................  6

ARTICLE IV    RESERVED......................................................  6

ARTICLE V     CONDITIONS TO CLOSING.........................................  6

     5.1      Title.........................................................  6

     5.2      Environmental.................................................  6

     5.3      Legal Compliance..............................................  7

     5.4      Financial Condition...........................................  7

     5.5      Representations and Warranties................................  7

     5.6      Non-Foreign Status of Transferor..............................  7

     5.7      Transferor's Opinion of Counsel...............................  7

     5.8      Cash Collateral...............................................  8

     5.9      Approval of Appraisal.........................................  8

     5.10     Deliveries by Transferor......................................  8

     5.11     UCC Financing Statements......................................  8

     5.12     Committee Approval............................................  8

     5.13     Ground Lessor Estoppel........................................  8

     5.14     Union Contracts...............................................  8

ARTICLE VI    CLOSING AND RECORDING.........................................  9

     6.1      Closing and Closing Date...................................... 10

     6.2      Early Deposit of Documents.................................... 10

     6.3      Deliveries by Transferor...................................... 11

                                                                            Page
                                                                            ----
     6.4      Deliveries by Transferee...................................... 11

     6.5      Other Instruments............................................. 11

     6.6      Prorations.................................................... 11

     6.7      Costs and Expenses............................................ 11

     6.8      Settlement Statement.......................................... 11

ARTICLE VII   REPRESENTATIONS AND WARRANTIES OF TRANSFEROR/TENANT........... 12

     7.1      Condition of Property......................................... 12

     7.2      Use and Operation............................................. 12

     7.3      Utilities..................................................... 12

     7.4      Use Permits and Other Approvals............................... 12

     7.5      Authority of Transferor....................................... 12

     7.6      Zoning and Environmental...................................... 13

     7.7      Employees..................................................... 14

     7.8      Asbestos...................................................... 14

     7.9      Leases........................................................ 14

     7.10     Service Contracts............................................. 14

     7.11     Litigation.................................................... 15

     7.12     Other Contracts to Convey Property............................ 15

     7.13     Conflicts..................................................... 15

     7.14     Full Disclosure............................................... 15

     7.15     Intellectual Property......................................... 16

     7.16     Intercompany Debt............................................. 16

     7.17     Investment Representations.................................... 16

     7.18     No Other Property............................................. 17

     7.19     Limitation of Transferor's/Tenant's Representations and
              Warranties.................................................... 17

ARTICLE VIII  REPRESENTATIONS AND WARRANTIES OF TRANSFEREE AND HAHF......... 18

                                                                            Page
                                                                            ----
     8.1      Representations and Warranties of Transferee and HAHF......... 18

     8.2      Limitation of Transferee's and HAHF's Representations and
              Warranties.................................................... 18

     8.3      COVENANT OF HAHF.............................................. 18

ARTICLE IX    Miscellaneous................................................. 19

     9.1      Notices....................................................... 19

     9.2      Brokers and Finders........................................... 19

     9.3      Successors and Assigns........................................ 20

     9.4      Amendments.................................................... 20

     9.5      Continuation and Survival of Indemnities, Representations and
              Warranties.................................................... 20

     9.6      Interpretation................................................ 20

     9.7      Governing Law................................................. 20

     9.8      Merger of Prior Agreements.................................... 21

     9.9      Attorneys' Fees............................................... 21

     9.10     Relationship.................................................. 21

     9.11     Authority..................................................... 21

     9.12     Counterparts.................................................. 21

     9.13     Exhibits...................................................... 21

     9.14     Access; Confidentiality....................................... 22

                               LIST OF EXHIBITS



                                                             Section Reference
                                                             -----------------

         A-1   Description of the Owned Land                       1.1(a)
         A-2   Description of the Ground Leased Land               1.1(a)
         A-3   Description of Lone Mountain Property                  1.4
         B     Form of Deed                                        1.1(a)
         C     Form of Assignment of Ground Lease                  1.1(a)
         D     Form of Net Lease                                      1.3
         E     Form of Guaranty                                       1.4
         F     Form of Cash Collateral Agreement                      1.4
         G     Form of Surveyor's Certificate                      3.1(b)
         H     Third Party Leases                                  3.2(i)
         I     Service Contracts                                  3.2(ii)
         J     Hazardous Substances                                7.6(b)
         K     Form of Non-Foreign Certificate                        5.6
         L     Articles of Incorporation of HAHF                      2.1
         M     Form of Assignment of Intangible Property           1.1(c)
         N     Form of Bill of Sale                                1.1(d)
         O     Title Confirmation                                  6.1(c)
         P     Intellectual Property                                 7.15
         Q     Form of Memorandum of Lease                         6.2(b)
         R     Deliveries by Transferor                               6.3
         S     Deliveries by Transferee                               6.4
         T     Form of Ground Lessor Consent and Estoppel            5.13
         U     Litigation                                            7.11

                             LIST OF DEFINED TERMS

         Term                                                Section Defined
         ----                                                ---------------
         Account                                                         1.4
         Act                                                             5.7
         ADA                                                             5.3
         Agreement                                                   Caption
         Assignment of Ground Lease                                   1.1(a)
         Assignment of Intangible Property                            1.1(c)
         Assumed Indebtedness                                            1.4
         Bill of Sale                                                 1.1(d)
         Transferee                                                  Caption
         Transferee's Closing Documents                         Article V.B.
         Cash Collateral Agreement                                       1.4
         Closing                                                         6.1
         Closing Date                                                    6.1
         Company Financial Statements                                    8.8
         Deed                                                         1.1(a)
         Due Diligence Materials                                         3.2
         Environmental Condition                                      7.6(b)
         Environmental Laws                                           7.6(c)
         Environmental Report                                         7.6(b)
         ERISA                                                           7.7
         Exchange Price                                               2.1(a)
         Gaming Equipment                                                1.1
         Gaming Lease                                                    1.1
         Ground Lease                                                    1.2
         Ground Leased Land                                           1.1(a)
         Ground Lessor Estoppel                                         5.13
         Guarantor                                                       1.4
         Guaranty                                                        1.4
         Improvements                                                 1.1(b)
         Intangible Property                                          1.1(c)
         Intellectual Property                                          7.15
         Intercompany Indebtedness                                       1.4
         Intercompany Lender                                             2.1
         Land                                                         1.1(a)
         Laws                                                            5.3
         LM Deed of Trust                                                1.4
         Lone Mountain Property                                          1.4
         Lone Mountain Title Policy                                   3.1(f)
         Net Lease                                                       1.3
         Non-Foreign Certificate                                         5.6
         Owned Land                                                   1.1(a)

         Permitted Exceptions                                         3.1(d)
         Personal Property                                            1.1(d)
         Plans and Specifications                                    3.2(iv)
         Preferred Stock                                                 2.1
         Property                                                     1.2(a)
         Real Property                                                1.2(a)
         Recorded Documents                                              6.3
         Retained Intercompany Indebtedness                              1.4
         Securities Act                                              7.17(b)
         Transferor                                                  Caption
         Transferor's Closing Documents                                  5.7
         Transferor's Counsel Opinion                                    5.7
         Service Contracts                                           3.2(ii)
         SFGC                                                            1.4
         SFHI                                                            1.4
         Surviving Obligations                                          5.15
         Survey                                                       3.1(b)
         Third Party Leases                                           3.2(i)
         Title Commitment                                             3.1(a)
         Title Company                                                3.1(a)
         Title Condition                                              6.1(c)